UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08748

Wanger Advisors Trust
(Exact name of registrant as specified in charter)

227 W. Monroe Street Suite 3000 Chicago, IL			60606
(Address of principal executive offices)			(Zip code)

Mary C. Moynihan

Perkins Coie LLP

700 13th Street, NW

Suite 600

Washington, DC 20005

Paul B. Goucher, Esq.

Columbia Management Investment Advisers, LLC

100 Park Avenue

New York, New York 10017

P. Zachary Egan

Columbia Acorn Trust

227 West Monroe Street, Suite 3000

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 634-9200

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

December 31, 2015

COLUMBIA WANGER FUNDS

Managed by Columbia Wanger Asset Management, LLC

WANGER INTERNATIONAL

Wanger International

2015 Annual Report

2	Understanding Your Expenses
3	Behavioral Economics
6	Performance Review
8	Statement of Investments
17	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
19	Financial Highlights
20	Notes to Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Federal Income Tax Information (Unaudited)
26	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with over 40 years of small- and mid-cap investment experience. As of December 31, 2015, CWAM managed $20 billion in assets. CWAM is the investment manager to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

An important note: Columbia Wanger Funds are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or certain eligible retirement plans. Columbia Wanger Funds are not offered directly to the public and are not available in all contracts, policies or plans. Contact your financial advisor or insurance representative for more information. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by CWAM.

Investors should carefully consider investment objectives, risks and expenses of the Fund before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing.

The views expressed in "Behavioral Economics" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger International 2015 Annual Report

Understanding Your Expenses

As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other expenses for Wanger International (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger International	1,000.00	1,000.00	951.80	1,019.41	5.66	5.85	1.15

* Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Wanger International 2015 Annual Report

Behavioral Economics

People Occasionally Behave Irrationally

Economists have traditionally assumed that people rationally optimize in their own self-interest. A free-market economy dominated by "homo economicus" prospers as producers of goods and services trade with each other, as if driven by an invisible hand. In the past few decades, however, behavioral economics has emerged, refuting the rational optimization assumption. Nobel Prize winning Princeton professor Daniel Kahneman's book Thinking, Fast and Slow explains the habits and biases that cause people to make predictable errors.

Illustrating that people tend to make quick, intuitive decisions rather than well thought out ones, Kahneman asked Ivy League students the following question: A bat and a ball cost $1.10. The bat costs $1.00 more than the ball. How much does the ball cost? Over half of students answered $0.10, though the correct answer is $0.05.

Kahneman also points out that people generally have a confirmation bias.1 Good scientific method calls for people to test a hypothesis by attempting to refute it, but instead people seek data that confirms their beliefs. We would rather keep our beliefs than seriously analyze and challenge them.

Individuals also exhibit an anchoring effect. Kahneman and his associate Amos Tversky devised several experiments that first provided a high or low number (from a rigged "wheel of fortune" or in a text) and then asked for best-guess estimates for unrelated data. Subjects who were provided high numbers gave high estimates and vice versa. People tend to "anchor" on an initial number provided and then move toward an unbiased estimate. When the Exploratorium Museum in San Francisco polled visitors about contributing to a particular cause without providing a suggested contribution amount, visitors on average said they would donate $64. When $5 was suggested as a donation, the average response was $20, and when $400 was suggested, the average jumped to $143.2 It seems as though many charities understand the anchoring effect.

Kahneman identified an availability bias. People base their knowledge, opinions and actions on small samples of information readily available to them. Estimates of causes of death are warped by media coverage. For example, strokes cause almost twice as many deaths as all accidents combined, but 80% of respondents said accidental deaths were more likely.3

Kahneman and Tversky did many behavioral studies, and their largest contribution to behavioral economics is their work on decision making in risky situations. Subjects were asked to make the following two choices concurrently:

Choose between:

A.  a sure gain of $240

B.  25% chance to win $1,000 and a 75% chance to gain nothing

Choose between:

C.  a sure loss of $750

D.  75% chance to lose $1,000 and a 25% chance to lose nothing

People are risk averse with respect to gains; 84% of subjects chose A, accepting a lower expected value than B.4 However, people are risk seeking with respect to losses. People hate to lose and will take a chance of a greater loss in exchange for a chance not to lose; 87% chose D.5

Despite the instructions, subjects appeared to make these choices sequentially rather than concurrently. They framed the exercise as two separate choices. Choosing A and D provides a net result of a 75% chance to lose $760 and a 25% chance of gaining $240. People solving the problems concurrently and rationally would have chosen C and B, which provides a net result of a 75% chance to lose $750 and a 25% chance to gain $250. Choosing C and B together results in the same odds, yet $10 more under either scenario.

Given our biases, how a choice is framed heavily influences our decisions. Would you accept a gamble that offers a 10% chance to win $95 and a 90% chance to lose $5? Would you pay $5 to participate in a lottery that offers a 10% chance to win $100 and a 90% chance to win nothing?

Many more people accept the second opportunity than the first, even though the choices are identical. The first clearly frames the $5 as a loss, while the second suggests the $5 is a sunk cost. 6

Kahneman and Tversky also did a study to determine values people assign to probabilities, what they called decision weights. People provided zero value to a zero probability and a value of 100 to a sure thing, but the values in between were interesting:7

Probability	1%	10%	50%	90%	99%
Decision Weight	5.5	18.6	42.1	71.2	91.2

What the data shows is that people are often willing to overpay for small probabilities, a tendency known as the possibility effect. That is why lotteries exist. Yet people underpay relatively more for large but not certain probabilities. To eliminate those last bits of uncertainty, people are willing to pay a lot, a tendency known as the certainty effect.

Richard Thaler, a University of Chicago professor of behavioral science and economics, worked with Kahneman and Tversky on several studies. Jointly, they defined the endowment effect, which states that once someone owns something, he tends to place an irrationally high value on it. Thaler and Kahneman experimented by giving some subjects coffee mugs decorated with university insignia. Participants were asked to provide the prices at which they would sell. Other subjects were not given mugs and were asked what prices they would bid for the mugs. The average selling price was about double the average buying price!8

Thaler agrees with Kahneman's findings that people are risk seeking with respect to losses, both prospectively and retrospectively. People who are losing money at a racetrack tend to bet on longshots for the last race of the day, hoping to recoup losses, effectively driving the expected return of the last race even more against them!9 Financial institutions need to watch losing traders very closely, as rogue traders repeatedly double down in hopes of recouping losses.

Wanger International 2015 Annual Report

Thaler's work indicates that people create mental accounts, treating some money differently depending on its intended use. Cash accounts are for spending, other funds are for savings, and retirement accounts are sacrosanct.10 People may borrow at high interest rates on their charge cards while receiving low interest rates on savings, which appears irrational.

Thaler notes that Economics 101 classes typically teach that prices should rationally rise when there is an unanticipated increase in demand. I remember learning that it would be rational for merchants to raise the price of snow shovels after a blizzard and plywood before a hurricane. The products would be rationed by price to those most in need and capable of paying, and additional revenues would induce costly special increases in supply. Thaler's work, however, indicates that most people would consider such increases as unfair price gouging, and would later penalize those merchants.

Policy Implications

Public policies are often impacted by people's emotional reaction under the availability bias. Former Administrator of the White House Office of Information and Regulatory Affairs, Cass Sunstein, has analyzed resulting regulations and notes that poor regulations waste time and money. Rational weighting of costs and benefits would result in better regulations and improved outcomes.11

Kahneman points out that as an extension of the possibility effect, people tend to be confounded by exceptionally small probabilities,12 and either ignore them or give them way too much attention. The precautionary principle, which prohibits any action that might cause harm, is the result. Sunstein believes that many innovations including airplanes, antibiotics, automobiles, chlorination, vaccinations and x-rays would have not passed strict interpretation of the precautionary principle.13

Thaler's work explains one of the reasons why policy makers prefer modest inflation. People consider outright wage cuts as unfair, even when unemployment is high and the employer is earning only a small profit. But a flat wage when there is inflation is not considered unfair, even though real wages drop.14 Therefore, the economy can more easily rationalize costs in a recession with some inflation rather than none.

Thaler devised a plan to induce people to contribute more to 401K plans called "Save More Tomorrow." Many people don't contribute to their 401K plan because that would mean an immediate take-home pay cut, frowned on by the endowment effect. Instead, the plan has people sign up now to contribute upon their next raise in pay. They then forgo some or the entire raise, but save for retirement without taking a pay cut. Employees of the first company that adopted the plan nearly quadrupled their savings rate after four annual raises.15

Thaler and Sunstein's book Nudge cites numerous ways that individuals can be "nudged" to make better decisions. For example, default options are considered standard and most people don't extend the effort to make a different choice. Germans need to opt in for organ donations, and only 12% do. Austrians need to opt out of organ donations, and 99% allow their organs to be donated.16

Investment Implications

Kahneman notes that experienced traders in financial markets tend to more rationally deal with risk aversion than individual investors. Most people weight losses twice as much as gains,17 and if each transaction is framed individually, irrational risk aversion results. By framing gains and losses over longer periods rather than individually, traders can accept individual rational risks. To mitigate this bias, Kahneman suggests that individual investors view the market prices of their investments less frequently.18

Thaler agrees, as he conducted an experiment simulating endowment management. Some subjects were shown results eight times per simulated calendar year, while others were shown results once per simulated year. Those seeing results more frequently chose to invest 41% in stocks and those seeing results just once a year had 70% in stocks.19 Myopic risk aversion helps explain why stocks provided a 7% premium compound rate of return over risk-free securities for the last two centuries,20 a huge premium that cannot be otherwise explained by economic theory.21

Individuals tend to be terrible stock traders. One study indicated that stocks sold by individuals outperformed stocks they bought by 3.2% per year, before transactions costs. Individual investors tend to sell winners even though recent winners on average outperform recent losers in the short term. Individuals tend to keep losers, as they are averse to taking losses and have anchored on purchase prices as target sale prices for losers.22 Losers on average underperform in the short term.23

Mental accounts result in the house money effect for gamblers and investors. People are more prone to lose their risk aversion on gains when they are ahead. This can result in gamblers not knowing when to quit, and investors creating bubbles.24

Humans, including many professional money managers, seem to be hard wired to invest poorly, to "buy high and sell low." Behavioral economics helps explain why. One solution to offset this tendency is to own Columbia Thermostat Fund, which takes emotions out of investing and automatically invests more in stocks when the market drops and automatically sells stocks when the market rises.25

Charles P. McQuaid
Portfolio Manager, Analyst and Advisor
Columbia Wanger Asset Management, LLC

Wanger International 2015 Annual Report

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Wanger Advisors Trust Board of Trustees, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

The author would like to thank Colin Moore, Global Chief Investment Officer of Columbia Threadneedle Investments, for suggesting Beyond Greed and Fear, which summarizes behavioral economics for investors. He would also like to thank recently retired Wanger Advisors Trust Chief Compliance Officer Robert Scales for suggesting Thinking, Fast and Slow.

1  Daniel Kahneman, Thinking, Fast and Slow (New York, Farrar, Straus and Giroux, 2011), p. 81.

2  Ibid., p. 125.

3  Ibid., p. 138.

4  Expected value is the sum of probabilities times dollars.

5  Kahneman, op. cit., p. 437.

6  Ibid., p. 364.

7  Ibid., p. 315.

8  Ibid., p. 295.

9  Richard H. Thaler, Misbehaving: The Making of Behavioral Economics (New York, W. W. Norton & Company, Inc., 2015), p. 80.

10  Ibid., p. 76.

11  Kahneman, op. cit., p. 141.

12  Somehow this one is not labelled as a particular bias or effect.

13  Kahneman, op. cit., p. 351.

14  Thaler, op. cit., p. 132.

15  Ibid., p. 318.

16  Richard H. Thaler and Cass R. Sunstein, Nudge: Improving Decisions About Health, Wealth, and Happiness (New Haven, Connecticut, Yale University Press, 2008), p. 178-179.

17  Kahneman, op. cit., p. 349.

18  Ibid., p. 339.

19  Thaler, op. cit., p. 197.

20  Hersh Shefrin, Beyond Greed and Fear: Understanding Behavioral Finance and the Psychology of Investing (New York, Oxford University Press, 2002), p. 37.

21  Thaler, op. cit., p. 192.

22  In Beyond Greed and Fear, Shefrin labels this as "Get-evenitis."

23  Kahneman, op. cit., p. 213-214.

24  Thaler, op. cit., p. 83.

25  If interested, please see Columbia Thermostat Fund's prospectus, which can be found at columbiathreadneedle.com/us.

Wanger International 2015 Annual Report

Performance Review Wanger International

P. Zachary Egan Co-Portfolio Manager*	Louis J. Mendes Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies.

Wanger International ended the year up 0.10%, slightly behind the 0.21% gain of the Fund's primary benchmark, the S&P Global ex-U.S. Between $500M and $5B® Index.

Looking back on 2015, one of the major changes to the portfolio was the movement of assets from some emerging markets to Europe. At December 31, 2015, the Fund had a 30% exposure to Europe (excluding the UK), up about 10 percentage points from the end of 2014. Meanwhile, the Fund's emerging markets exposure was scaled back from 22% to 14%. There were several considerations behind these moves: European gross domestic product (GDP) growth remains positive, if anemic, while certain emerging markets, such as Brazil, are experiencing contraction and credit rating downgrades. Moreover, ongoing monetary easing policies in Europe support both credit expansion and equity valuations, which are above long-term historical levels, but that we believe are warranted by the long-term outlook for interest rates. Emerging market countries that export commodities, on the other hand, are suffering from slumping commodity prices, which is exerting pressure on their fiscal situations and currencies, with the latter effect raising borrowing costs for companies that fund themselves in U.S. dollars.

Notwithstanding the Fund's general reduction in emerging markets exposure, this is a heterogeneous space and, over the last year, the Fund has maintained its weight in India, and increased its weight in China. India remains largely insulated from commodity price turmoil and is a beneficiary of cheap oil, which was previously stressing both its current account and, through consumer fuel subsidies, its fiscal position. While we have concerns about China's slowdown and its impact on the global economy, we now see a reasonably clear policy framework in China that we believe is supportive of companies addressing the energy and environmental challenges that have accompanied the country's rise to a US$10 trillion economy, as well as companies addressing increasing demand for health care. Our increased exposure to China is focused in these sectors.

Stock selection in Europe was positive for Fund performance in the year. SimCorp, a Danish company that produces software for the financial services sector, and the Fund's largest position at the end of the year, was a top contributor to performance in an environment of improving demand from large asset managers. An investment initiated in 2010, SimCorp fits into our "regulation" theme. Under this theme, we have worked to identify companies benefiting from increasingly stringent regulatory standards, typically around health, safety and the environment, but extending to the financial realm in the wake of the 2008 financial crisis. SimCorp's products help investment managers meet new compliance requirements in a cost-effective way. Its stock gained 117% for the year.

The Fund's single largest country weight at the end of 2015 was Japan. At 21% of assets at year end, this weighting is up slightly year over year. As with Europe, loose Japanese monetary policy is supportive of valuations, and we are encouraged by increasing sensitivity among corporates in general toward capital efficiency, which is underpinned by explicit financial sector regulation. Ariake Japan, a maker of commercial soup and sauce extracts, was a top contributor for the year, gaining 130%.

As part of our repositioning of the Fund regionally, we have taken the opportunity to reduce the number of names in the portfolio in order to ensure that our highest conviction ideas have a meaningful impact on returns. At the end of 2015, Wanger International had 174 positions, down from 240 at the end of 2014.

Detractors for the year included South African fund manager Coronation Fund Managers, down 64%. Poor performance and asset outflows significantly reduced the firm's performance-based fees and negatively impacted its stock. Spotless, an Australian facility management and catering company, was hurt by an earnings downgrade, as integration of new acquisitions has taken longer than expected and new business growth has slowed. Its stock was down 45% for the year.

2015 was a challenging year for international investors. The bifurcation of performance between developed and emerging markets was more pronounced than it has been in recent years, and was compounded by currency weakness against the strong U.S. dollar. As the second-largest economy in the world and with a contribution to global GDP of around 15%, China's slowdown raised concerns and cast a shadow over many emerging economies. In developed markets, investors were willing to pay more for companies showing growth in anticipation of higher earnings in the future. But these names were few and far between.

*Effective January 1, 2016, P. Zachary Egan replaced Christopher J. Olson as co-portfolio manager of Wanger International. Mr. Mendes continues in his role as co-portfolio manager of the Fund. Mr. Egan is the President and Global Chief Investment Officer of CWAM, and also serves as a co-portfolio manager on two of the largest Columbia Acorn Funds. Mr. Egan did not serve as a co-portfolio manager of the Fund during 2015.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Wanger International 2015 Annual Report

Growth of a $10,000 Investment in Wanger International
May 3, 1995 (inception date) through December 31, 2015

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedle.com/us.

This graph compares the results of $10,000 invested in Wanger International on May 3, 1995 (the date the Fund began operations) through December 31, 2015, to the S&P Global Ex-U.S. Between $500M and $5B Index with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 12/31/15

1. SimCorp (Denmark) Software for Investment Managers	1.6%
2. Wirecard (Germany) Online Payment Processing & Risk Management	1.5
3. CCL Industries (Canada) Global Label Converter	1.5
4. Distribuidora Internacional de Alimentación (Spain) Discount Retailer in Spain & Latin America	1.4
5. Unibet (Sweden) European Online Gaming Operator	1.4
6. Domino's Pizza Enterprises (Australia) Domino's Pizza Operator in Australia & New Zealand	1.4
7. Zee Entertainment Enterprises (India) Indian Programmer of Pay Television Content	1.3
8. Rightmove (United Kingdom) Internet Real Estate Listings	1.3
9. Charles Taylor (United Kingdom) Insurance Services	1.2
10. Aurelius (Germany) European Turnaround Investor	1.2

Top holdings exclude short-term holdings and cash, if applicable.

Top 5 Countries

As a percentage of net assets, as of 12/31/15

Japan	20.9%
United Kingdom	13.0
Germany	5.6
Sweden	5.4
Canada	4.8

Results as of December 31, 2015

	4th quarter*	1 year	5 years	10 years
Wanger International	5.52%	0.10%	3.98%	7.03%
S&P Global Ex-U.S. Between $500M and $5B Index**	4.87	0.21	2.63	5.36
MSCI EAFE Index (Net)	4.71	-0.81	3.60	3.03

NAV as of 12/31/15: $26.32

* Not annualized.

** The Fund's primary benchmark as of December 31, 2015. Effective January 1, 2016, the primary benchmark for Wanger International was changed to the MSCI ACWI Ex USA Small Cap Index (Net).

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.

The Fund's annual operating expense ratio of 1.05% is stated as of the Fund's prospectus dated May 1, 2015, and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions.

The S&P Global Ex-U.S. Between $500M and $5B Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States. The MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties. The performance of the MSCI EAFE Index (Net) is provided to show how the Fund's performance compares to a widely recognized broad-based index of foreign market performance. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Wanger International 2015 Annual Report

Wanger International

Statement of Investments, December 31, 2015

Number of Shares		Value
	Equities – 97.2%
	Europe – 43.3%
	United Kingdom – 13.0%
124,807	Rightmove Internet Real Estate Listings	$7,584,524
1,862,635	Charles Taylor Insurance Services	7,139,331
1,277,005	Polypipe Manufacturer of Plastic Piping & Fittings	6,570,137
223,482	WH Smith Newsprint, Books & General Stationery Retailer	5,806,940
1,164,000	Regus Rental of Office Space in Full Service Business Centers	5,719,398
105,487	Spirax Sarco Steam Systems for Manufacturing & Process Industries	5,101,643
369,000	Halma Health & Safety Sensor Technology	4,698,731
254,860	Domino's Pizza UK & Ireland Pizza Delivery in the UK, Ireland & Germany	3,950,077
1,365,000	Rentokil Initial Pest Control, Washroom & Workwear Service Provider	3,202,619
201,000	Babcock International Public Sector Outsourcer	3,007,996
1,210,014	Connect Group Newspaper & Magazine Distributor	2,995,104
3,545,000	Assura UK Primary Health Care Property Developer	2,890,000
491,000	DS Smith (a) Packaging	2,872,137
264,067	Abcam Online Sales of Antibodies	2,586,748
521,400	Halfords UK Retailer of Leisure Goods & Auto Parts	2,569,149
170,000	Shaftesbury London Prime Retail REIT	2,290,225
1,676,773	Cable and Wireless Telecommunications Service Provider in the Caribbean	1,834,421
396,510	Ocado (a) Online Grocery Retailer	1,771,499
474,031	Elementis Specialty Chemicals	1,596,407
Number of Shares		Value
262,952	PureCircle (a)	$1,561,235
	Natural Sweeteners
13,956	Fidessa Group Software for Financial Trading Systems	412,096
		76,160,417
	Germany – 5.6%
180,820	Wirecard Online Payment Processing & Risk Management	9,038,294
135,696	Aurelius European Turnaround Investor	7,043,671
58,205	MTU Aero Engines Airplane Engine Components & Services	5,672,951
89,629	NORMA Group Clamps for Automotive & Industrial Applications	4,953,928
130,083	Elringklinger Automobile Components	3,302,191
6,449	Rational Commercial Ovens	2,927,277
		32,938,312
	Sweden – 5.4%
81,762	Unibet European Online Gaming Operator	8,336,885
314,000	Recipharm (b) Contract Development Manufacturing Organization	4,705,471
275,730	Sweco (b) Engineering Consultants	4,058,479
177,076	Mekonomen (b) Nordic Integrated Wholesaler/Retailer of Automotive Parts & Service	3,624,238
95,417	Hexagon Design, Measurement & Visualization Software & Equipment	3,529,745
81,106	Swedish Match Swedish Snus	2,866,076
89,256	Modern Times Group Nordic TV Broadcaster	2,279,043

See accompanying notes to financial statements.

Wanger International 2015 Annual Report

Wanger International

Statement of Investments, December 31, 2015

Number of Shares		Value
	Sweden – 5.4% (cont)
108,000	Trelleborg Manufacturer of Sealing, Dampening & Protective Solutions for Industry	$2,096,044
		31,495,981
	Denmark – 3.7%
169,227	SimCorp Software for Investment Managers	9,541,934
136,724	Novozymes Industrial Enzymes	6,546,193
59,000	William Demant Holding (a) Manufacture & Distribution of Hearing Aids & Diagnostic Equipment	5,620,016
		21,708,143
	Netherlands – 3.5%
181,144	Aalberts Industries Flow Control & Heat Treatment	6,241,451
54,000	Gemalto (b) Digital Security Solutions	3,240,110
161,387	Brunel Temporary Specialist & Energy Staffing	2,939,316
26,669	Core Labs (b) Oil & Gas Reservoir Consulting	2,899,987
130,843	Arcadis Engineering Consultants	2,630,380
60,905	Vopak Operator of Petroleum & Chemical Storage Terminals	2,622,863
		20,574,107
	Spain – 3.0%
1,430,718	Distribuidora Internacional de Alimentación Discount Retailer in Spain & Latin America	8,438,508
716,279	Prosegur Security Guards	3,298,747
53,000	Viscofan Sausage Casings Maker	3,197,097
83,000	Bolsas y Mercados Españoles Spanish Stock Markets	2,797,054
		17,731,406
Number of Shares		Value
	France – 2.3%
333,000	Elior Contract Catering & Concession Services	$6,976,557
127,392	Eutelsat Fixed Satellite Services	3,814,174
8,328	Eurofins Scientific Food, Pharmaceuticals & Materials Screening & Testing	2,904,975
		13,695,706
	Switzerland – 2.2%
18,384	Partners Group (b) Private Markets Asset Management	6,611,515
10,581	INFICON Gas Detection Instruments	3,373,451
26,700	Panalpina Welttransport Holding Air & Sea Freight Forwarding	2,980,971
		12,965,937
	Finland – 1.9%
325,189	Tikkurila Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe	5,693,259
116,251	Konecranes (b) Manufacture & Service of Industrial Cranes & Port Handling Equipment	2,877,296
651,561	Sponda Office, Retail & Logistics Properties	2,767,573
		11,338,128
	Norway – 1.3%
610,594	Atea Nordic IT Hardware/Software Reseller & Integrator	5,042,974
336,507	Orkla Food & Brands, Aluminum, Chemicals Conglomerate	2,654,677
		7,697,651
	Italy – 0.9%
59,000	Industria Macchine Automatiche (b) Food & Drugs Packaging & Machinery	3,062,561
750,000	Hera Northern Italian Utility	1,987,648
		5,050,209

See accompanying notes to financial statements.

Wanger International 2015 Annual Report

Wanger International

Statement of Investments, December 31, 2015

Number of Shares		Value
	Kazakhstan – 0.4%
432,778	Halyk Savings Bank of Kazakhstan – GDR Retail Bank & Insurer in Kazakhstan	$2,142,251
	Belgium – 0.1%
22,378	EVS Broadcast Equipment Digital Live Mobile Production Software & Systems	705,259
	Total Europe	254,203,507
	Asia – 41.2%
	Japan – 20.9%
157,520	Milbon Hair Products for Salons	6,431,532
120,400	FamilyMart Convenience Store Operator	5,602,799
281,100	Aeon Mall Suburban Shopping Mall Developer, Owner & Operator	4,821,462
153,000	Glory Currency Handling Systems & Related Equipment	4,697,360
229,000	Doshisha Consumer Goods Wholesaler	4,619,046
90,700	Seria 100 Yen Discount Stores	4,393,593
305,000	Ushio Industrial Light Sources	4,205,916
71,240	Ariake Japan Commercial Soup & Sauce Extracts	3,941,258
230,000	Daiseki Waste Disposal & Recycling	3,666,466
1,320,000	IHI Industrial Conglomerates	3,643,858
89,000	Nakanishi Dental Tools & Machinery	3,468,836
208,200	Santen Pharmaceutical Specialty Pharma (Ophthalmic Medicine)	3,427,684
25,150	Hirose Electric Electrical Connectors	3,044,966
66,000	Asahi Intecc Medical Guidewires for Surgery	3,032,964
Number of Shares		Value
123,000	Park24	$2,979,974
	Parking Lot Operator
244,000	Yamaguchi Financial Group Regional Bank in Yamaguchi, Fukuoka & Hiroshima	2,890,719
78,000	JIN (b) Eyeglasses Retailer	2,876,963
821,000	Aozora Bank Commercial Bank	2,865,145
602,000	Ebara Pumps, Compressors, Turbines & Related Products & Services	2,860,792
362,000	NOF Specialty Chemicals, Life Science & Rocket Fuels	2,784,774
28,900	Disco Semiconductor Dicing & Grinding Equipment	2,721,556
119,000	NGK Insulators Ceramic Products for Auto, Power & Electronics	2,682,283
99,300	NGK Spark Plug Automobile Parts	2,614,417
47,400	OBIC Computer Software	2,509,102
515	Kenedix Office Investment Tokyo Mid-size Office REIT	2,407,640
544,000	Seven Bank ATM Processing Services	2,385,711
105,000	Aeon Financial Service Diversified Consumer-related Finance Company in Japan	2,345,566
33,200	Nippon Shokubai Producer of Acrylic Acid & Super Absorbent Polymers Used in Disposable Diapers	2,310,224
130,200	Kintetsu World Express Airfreight Logistics	2,291,157
63,500	Toto Toilets & Bathroom Fittings	2,230,884
90,692	Capcom Packaged, Online & Mobile Games	2,186,926
432	Industrial & Infrastructure Fund Industrial REIT in Japan	2,061,426
102,700	OSG Consumable Cutting Tools	1,941,545

See accompanying notes to financial statements.

Wanger International 2015 Annual Report

Wanger International

Statement of Investments, December 31, 2015

Number of Shares		Value
	Japan – 20.9% (cont)
74,300	Yonex (b) Branded Sporting Goods Manufacturer	$1,909,523
219,900	Relia Call Center Operator	1,886,780
95,100	Aica Kogyo Laminated Sheets, Building Materials & Chemical Adhesives	1,868,754
27,000	Hoshizaki Electric Commercial Kitchen Equipment	1,678,463
37,000	Japan Airport Terminal Airport Terminal Operator at Haneda	1,637,955
92,700	iStyle Cosmetics Review Portal & Retailer	1,637,783
174,000	Sega Sammy Holdings Gaming Software/Hardware & Leisure Facilities	1,627,482
23,600	Hikari Tsushin Office IT/Mobiles/Insurance Distribution	1,607,156
70,800	Tamron Camera Lenses	1,306,192
36,300	Icom Two Way Radio Communication Equipment	754,485
		122,859,117
	China – 3.6%
2,284,000	CAR Inc (a) (b) Consolidator of Chinese Auto Rental Sector	3,763,676
107,039	BitAuto – ADR (a) Automotive Information Website for Buyers & Dealers	3,027,063
1,804,000	TravelSky Technology Chinese Air Travel Transaction Processor	2,953,690
7,180,000	Sihuan Pharmaceutical Holdings Group (c) Chinese Generic Drug Manufacturer	2,776,146
93,000	51job – ADR (a) (b) Integrated Human Resource Services	2,739,780
4,536,000	NewOcean Energy Southern China Liquefied Petroleum Gas Distributor	1,767,107
8,300,000	Jiangnan Group Cable & Wire Manufacturer	1,621,744
Number of Shares		Value
3,188,000	AMVIG Holdings	$1,324,554
	Chinese Tobacco Packaging Material Supplier
945,000	Phoenix Healthcare Group Private Hospital Management Group	1,100,441
		21,074,201
	Taiwan – 3.5%
400,203	Voltronic Power Uninterruptible Power Supply Products	5,935,369
1,900,000	Far EasTone Telecom Mobile Operator in Taiwan	3,904,890
320,000	Silergy Chinese Provider of Analog & Mixed Digital Integrated Circuits	3,275,760
160,000	St. Shine Optical Disposable Contact Lens Original Equipment Manufacturer	3,202,276
170,000	Ginko International Contact Lens Maker in China	2,239,811
302,349	Advantech Industrial PC & Components	1,936,180
		20,494,286
	Korea – 3.1%
191,600	Koh Young Technology Inspection Systems for Printed Circuit Boards	6,263,456
11,707	KCC Paint & Housing Material Manufacturer	4,129,872
16,771	CJ Corp Holding Company of Korean Consumer Conglomerate	3,562,282
72,398	Korea Investment Holdings Brokerage & Asset Management	3,025,390
51,770	LF Corp Apparel Design & Retail	1,186,032
		18,167,032
	India – 2.6%
1,150,794	Zee Entertainment Enterprises Indian Programmer of Pay Television Content	7,586,015
129,000	Container Corporation of India Railway Cargo Services	2,556,783
158,970	United Breweries Indian Brewer	2,270,317

See accompanying notes to financial statements.

Wanger International 2015 Annual Report

Wanger International

Statement of Investments, December 31, 2015

Number of Shares		Value
	India – 2.6% (cont)
152,560	Colgate Palmolive India Consumer Products in Oral Care	$2,238,398
43,941	Amara Raja Indian Maker of Auto & Industrial Batteries, Mostly for the Replacement Market	570,438
		15,221,951
	Hong Kong – 2.5%
3,000,000	Vitasoy International Hong Kong Soy Food Brand	6,154,799
5,000,000	Value Partners Mutual Fund Management	5,811,747
994,000	Samsonite International Mass Market Luggage & Travel Accessories	2,978,997
		14,945,543
	Singapore – 2.5%
950,000	Singapore Exchange Singapore Equity & Derivatives Market Operator	5,137,998
8,400,000	China Everbright Water (a) Waste Water Treatment Operator	3,632,581
3,300,000	Mapletree Commercial Trust Retail & Office Property Landlord	3,021,333
2,900,000	SIIC Environment (a) Waste Water Treatment Operator	1,561,574
707,000	Petra Foods Chocolate Manufacturer in Southeast Asia	1,046,151
		14,399,637
	Indonesia – 0.9%
1,260,900	Matahari Department Store Department Store Chain in Indonesia	1,596,216
4,169,000	Link Net (a) Fixed Broadband & Cable TV Service Provider	1,200,611
5,185,021	Surya Citra Media Free to Air TV Station in Indonesia	1,156,182
2,431,000	Tower Bersama Infrastructure (a) Communications Towers	1,028,356
4,859,200	MNC Sky Vision (a) Satellite Pay TV Operator in Indonesia	470,586
		5,451,951
Number of Shares		Value
	Thailand – 0.6%
357,000	Airports of Thailand Airport Operator of Thailand	$3,413,152
	Philippines – 0.6%
2,504,000	Puregold Price Club Supermarket Operator in the Philippines	1,846,537
812,000	Robinsons Retail Holdings Multi-format Retailer in the Philippines	1,087,903
7,468,300	Melco Crown (Philippines) Resorts (a) Integrated Resort Operator in Manila	361,485
		3,295,925
	Cambodia – 0.4%
3,946,000	Nagacorp Casino & Entertainment Complex in Cambodia	2,485,580
	Total Asia	241,808,375
	Other Countries – 11.0%
	Canada – 4.8%
53,446	CCL Industries Global Label Converter	8,666,387
129,000	Vermilion Energy (b) Canadian Exploration & Production Company	3,506,316
268,267	CAE Flight Simulator Equipment & Training Centers	2,976,005
101,000	Keyera (b) Integrated Supply of Hydrocarbon Processing, Transport & Storage	2,938,686
41,250	Onex Capital Private Equity	2,528,601
159,000	PrairieSky Royalty (b) Canadian Owner of Oil & Gas Mineral Interests	2,518,812
104,849	ShawCor Oil & Gas Pipeline Products	2,126,987
190,995	Rona Canadian Home Improvement Retailer	1,704,696
46,170	Ag Growth Manufacturer of Augers & Grain Handling Equipment	1,109,455
		28,075,945

See accompanying notes to financial statements.

Wanger International 2015 Annual Report

Wanger International

Statement of Investments, December 31, 2015

Number of Shares		Value
	Australia – 3.8%
190,000	Domino's Pizza Enterprises Domino's Pizza Operator in Australia & New Zealand	$7,927,454
5,300,000	Spotless Facility Management & Catering Company	4,152,780
1,001,381	IAG General Insurance Provider	4,021,558
279,000	Amcor Global Leader in Flexible & Rigid Packaging	2,710,551
340,000	Estia Health Residential Aged Care Operator	1,795,401
230,000	Challenger Financial Annuity Provider in Australia	1,449,548
		22,057,292
	South Africa – 0.8%
710,581	Coronation Fund Managers South African Fund Manager	2,433,696
935,177	Rand Merchant Insurance Directly Sold Property & Casualty Insurance; Holdings in other Insurers	2,337,749
		4,771,445
	New Zealand – 0.6%
900,000	Auckland International Airport Auckland Airport Operator	3,530,797
	Egypt – 0.5%
627,736	Commercial International Bank of Egypt Private Universal Bank in Egypt	3,053,680
	United States – 0.5%
110,000	Bladex Latin American Trade Financing House	2,852,300
	Total Other Countries	64,341,459
	Latin America – 1.7%
	Mexico – 0.9%
25,000	Grupo Aeroportuario del Sureste – ADR Mexican Airport Operator	3,516,750
1,121,000	Qualitas (a) Auto Insurer in Mexico & Central America	1,412,755
		4,929,505
Number of Shares		Value
	Brazil – 0.3%
300,000	Localiza Rent a Car Car Rental	$1,882,085
	Guatemala – 0.3%
195,010	Tahoe Resources Silver & Gold Projects in Guatemala & Peru	1,686,977
	Uruguay – 0.2%
230,870	Union Agriculture Group (a) (c) (d) Farmland Operator in Uruguay	1,172,819
	Total Latin America	9,671,386
Total Equities (Cost: $477,584,893) – 97.2%		570,024,727 (e)
Short-Term Investments – 2.9%
17,415,390	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	17,415,390
Total Short-Term Investments (Cost: $17,415,390) – 2.9%		17,415,390
Securities Lending Collateral – 3.9%
22,917,951	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.03%) (f)	22,917,951
Total Securities Lending Collateral (Cost: $22,917,951) – 3.9%		22,917,951
Total Investments (Cost: $517,918,234) (g) – 104.0%		610,358,068
Obligation to Return Collateral for Securities Loaned – (3.9)%		(22,917,951)
Cash and Other Assets Less Liabilities – (0.1)%		(811,310)
Net Assets – 100.0%		$586,628,807

ADR – American Depositary Receipts

GDR – Global Depositary Receipts

REIT – Real Estate Investment Trust

See accompanying notes to financial statements.

Wanger International 2015 Annual Report

Wanger International

Statement of Investments, December 31, 2015

Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2015. The total market value of securities on loan at December 31, 2015 was $21,850,755.

(c)  Illiquid security.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At December 31, 2015, the market value of this security amounted to $1,172,819, which represented 0.20% of total net assets. Additional information on this security is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10 - 6/27/12	230,870	$2,649,999	$1,172,819

(e)  On December 31, 2015, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$122,859,117	20.9
Euro	99,133,140	16.9
British Pound	76,160,417	13.0
Hong Kong Dollar	32,738,481	5.6
Swedish Krona	31,495,981	5.4
Canadian Dollar	29,762,922	5.1
Other currencies less than 5% of total net assets	177,874,669	30.3
Total Equities	$570,024,727	97.2

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At December 31, 2015, for federal income tax purposes, the cost of investments was $522,809,006 and net unrealized appreciation was $87,549,062 consisting of gross unrealized appreciation of $129,446,972 and gross unrealized depreciation of $41,897,910.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant uunobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

See accompanying notes to financial statements.

Wanger International 2015 Annual Report

Wanger International

Statement of Investments, December 31, 2015

The following table summarizes the inputs used, as of December 31, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$2,899,987	$251,303,520	$—	$254,203,507
Asia	5,766,843	233,265,386	2,776,146	241,808,375
Other Countries	30,928,245	33,413,214	—	64,341,459
Latin America	8,498,567	—	1,172,819	9,671,386
Total Equities	48,093,642	517,982,120	3,948,965	570,024,727
Total Short-Term Investments	17,415,390	—	—	17,415,390
Total Securities Lending Collateral	22,917,951	—	—	22,917,951
Total Investments	$88,426,983	$517,982,120	$3,948,965	$610,358,068

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between Levels 1 and 2 during the period.

  The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

  Financial assets were transferred from Level 2 to Level 3 as trading halted during the period. As a result, as of period end, the Committee determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board.

The following table shows transfers between Level 2 and Level 3 of the fair value hierarchy:

Transfers In		Transfers Out
Level 2	Level 3	Level 2	Level 3
$—	$4,496,473	$4,496,473	$—

  Transfers into and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

  Certain securities classified as Level 3 are fair valued by the Committee using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

Wanger International 2015 Annual Report

Wanger International (Unaudited)

Portfolio Diversification, December 31, 2015

At December 31, 2015, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
Industrial Goods & Services
Machinery	$38,227,630	6.5
Industrial Materials & Specialty Chemicals	34,362,823	5.9
Other Industrial Services	32,392,244	5.5
Outsourcing Services	22,320,857	3.8
Conglomerates	19,502,082	3.3
Electrical Components	11,554,909	2.0
Construction	6,570,137	1.1
Water	5,194,155	0.9
	170,124,837	29.0
Consumer Goods & Services
Retail	42,956,825	7.3
Food & Beverage	21,036,932	3.6
Restaurants	18,854,087	3.2
Nondurables	15,097,919	2.6
Casinos & Gaming	12,811,432	2.2
Consumer Goods Distribution	11,459,704	2.0
Travel	5,645,761	1.0
Leisure Products	4,888,519	0.8
Other Durable Goods	3,184,855	0.5
Consumer Electronics	1,306,192	0.2
Apparel	1,186,032	0.2
	138,428,258	23.6
Information
Business Software	18,946,567	3.2
Financial Processors	14,176,292	2.4
Internet Related	13,351,367	2.3
Computer Hardware & Related Equipment	11,816,919	2.0
Instrumentation	10,962,186	1.9
Entertainment Programming	7,586,015	1.3
Semiconductors & Related Equipment	5,997,316	1.0
Mobile Communications	5,687,730	1.0
Computer Services	5,042,974	0.9
Satellite Broadcasting & Services	4,284,760	0.7
TV Broadcasting	3,435,224	0.6
Consumer Software	2,186,925	0.4
Business Information & Marketing Services	1,886,780	0.3
Telephone & Data Services	1,834,421	0.3
Cable TV	1,200,611	0.2
	108,396,087	18.5
	Value	Percentage of Net Assets
Finance
Banks	$18,535,372	3.2
Insurance	16,360,942	2.8
Brokerage & Money Management	14,856,958	2.5
Diversified Financial Companies	3,025,390	0.5
Financial Processors	2,797,053	0.5
Finance Companies	2,528,601	0.4
	58,104,316	9.9
Other Industries
Real Estate	20,259,658	3.5
Transportation	14,655,437	2.5
Containers & Packaging	2,872,137	0.5
Regulated Utilities	1,987,648	0.3
	39,774,880	6.8
Health Care
Medical Equipment & Devices	12,121,816	2.0
Pharmaceuticals	10,909,301	1.9
Medical Supplies	8,028,834	1.4
Health Care Services	1,795,402	0.3
Hospital Management	1,100,441	0.2
	33,955,794	5.8
Energy & Minerals
Oil Refining, Marketing & Distribution	7,328,657	1.2
Oil & Gas Producers	6,025,128	1.0
Mining	4,586,964	0.8
Oil Services	2,126,987	0.4
Agricultural Commodities	1,172,819	0.2
	21,240,555	3.6
Total Equities:	570,024,727	97.2
Short-Term Investments:	17,415,390	2.9
Securities Lending Collateral:	22,917,951	3.9
Total Investments:	610,358,068	104.0
Obligation to Return Collateral for Securities Loaned:	(22,917,951)	(3.9)
Cash and Other Assets Less Liabilities:	(811,310)	(0.1)
Net Assets:	$586,628,807	100.0%

See accompanying notes to financial statements.

Wanger International 2015 Annual Report

Statement of Assets and Liabilities
December 31, 2015

Assets:
Investments, at cost	$517,918,234
Investments, at value (including securities on loan of $21,850,755)	$610,358,068
Foreign currency (cost of $262,041)	261,777
Receivable for:
Investments sold	415,459
Fund shares sold	52,867
Securities lending income	25,629
Dividends	612,531
Foreign tax reclaims	371,153
Regulatory Settlements (Note 8)	131,912
Trustees' deferred compensation plan	161,437
Prepaid expenses	9,877
Total Assets	612,400,710
Liabilities:
Collateral on securities loaned	22,917,951
Payable for:
Investments purchased	322,974
Fund shares redeemed	2,149,917
Investment advisory fee	15,097
Administration fee	811
Transfer agent fee	2
Trustees' fees	2,682
Custody fee	66,493
Reports to shareholders	61,261
Chief compliance officer expenses	5,690
Trustees' deferred compensation plan	161,437
Other liabilities	67,588
Total Liabilities	25,771,903
Net Assets	$586,628,807
Composition of Net Assets:
Paid-in capital	$453,175,972
Overdistributed net investment income	(1,515,320)
Accumulated net realized gain	42,564,991
Net unrealized appreciation (depreciation) on:
Investments	92,439,834
Foreign currency translations	(36,670)
Net Assets	$586,628,807
Fund Shares Outstanding	22,288,698
Net asset value, offering price and redemption price per share	$26.32

Statement of Operations
For the Year Ended December 31, 2015

Investment Income:
Dividends (net foreign taxes withheld of $1,569,158)	$14,023,167
Interest	113,574
Income from securities lending—net	221,271
Total Investment Income	14,358,012
Expenses:
Investment advisory fee	5,931,518
Transfer agent fees	520
Administration fee	322,282
Trustees' fees	48,828
Custody fees	264,957
Reports to shareholders	351,278
Audit fees	71,031
Legal fees	111,432
Chief compliance officer expenses	29,572
Commitment fee for line of credit (Note 5)	15,900
Other expenses	45,149
Total Expenses	7,192,467
Net Investment Income	7,165,545
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	50,409,289
Foreign currency translations	(346,363)
Net realized gain	50,062,926
Net change in unrealized appreciation (depreciation) on:
Investments	(55,119,081)
Foreign currency translations	29,388
Net change in unrealized depreciation	(55,089,693)
Net realized and unrealized loss	(5,026,767)
Net Increase in Net Assets from Operations	$2,138,778

See accompanying notes to financial statements.

Wanger International 2015 Annual Report

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2015	2014
Operations:
Net investment income	$7,165,545	$8,213,120
Net realized gain (loss) on:
Investments	50,409,289	63,453,238
Foreign currency translations	(346,363)	(389,212)
Net change in unrealized appreciation (depreciation) on:
Investments	(55,119,081)	(101,516,032)
Foreign currency translations	29,388	(90,874)
Options	—	(269,054)
Net Increase (Decrease) in Net Assets from Operations	2,138,778	(30,598,814)
Distributions to Shareholders From:
Net investment income	(9,178,114)	(10,651,101)
Net realized gains	(56,072,696)	(82,758,323)
Total Distributions to Shareholders	(65,250,810)	(93,409,424)
Share Transactions:
Subscriptions	12,302,455	23,205,601
Distributions reinvested	65,250,810	93,409,424
Redemptions	(94,967,225)	(110,560,733)
Net Increase (Decrease) from Share Transactions	(17,413,960)	6,054,292
Proceeds from regulatory settlements (Note 8)	131,912	—
Total Decrease in Net Assets	(80,394,080)	(117,953,946)
Net Assets:
Beginning of period	667,022,887	784,976,833
End of period	$586,628,807	$667,022,887
Overdistributed net investment income	$(1,515,320)	$(5,231,819)

See accompanying notes to financial statements.

Wanger International 2015 Annual Report

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2015		2014	2013	2012		2011
Net Asset Value, Beginning of Period	$29.07		$34.55	$31.19	$28.79		$36.16
Income from Investment Operations:
Net investment income	0.31		0.36	0.39	0.46		0.42
Net realized and unrealized gain (loss)	(0.09)		(1.56)	6.18	5.27		(5.31)
Reimbursement from affiliate	—		—	—	—		0.00	(a)
Total from Investment Operations	0.22		(1.20)	6.57	5.73		(4.89)
Less Distributions to Shareholders:
Net investment income	(0.41)		(0.48)	(0.88)	(0.38)		(1.64)
Net realized gains	(2.57)		(3.80)	(2.33)	(2.95)		(0.84)
Total Distributions to Shareholders	(2.98)		(4.28)	(3.21)	(3.33)		(2.48)
Proceeds from regulatory settlements	0.01		—	—	—		—
Net Asset Value, End of Period	$26.32		$29.07	$34.55	$31.19		$28.79
Total Return	0.10	%(c)	(4.40)%	22.37%	21.56	%(b)	(14.62	)%(b)
Ratios to Average Net Assets/Supplemental Data:
Total gross expenses (d)	1.12%		1.05%	1.07%	1.08%		1.06%
Total net expenses (d)	1.12%		1.05%	1.07%	1.05	%(e)	1.00	%(e)
Net investment income	1.11%		1.10%	1.19%	1.51%		1.25%
Portfolio turnover rate	53%		28%	44%	34%		36%
Net assets, end of period (000s)	$586,629		$667,023	$784,977	$702,667		$682,217

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Wanger International 2015 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger International (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.

2.  Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services—Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange traded funds (ETFs) are valued at their closing net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund may receive distributions from holdings in equity securities, ETFs, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent, and borrower rebates. The Fund's investment manager, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2015, is included in the Statement of Operations.

Wanger International 2015 Annual Report

Notes to Financial Statements, continued

Offsetting of assets and liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting agreements and under a securities lending agreement as well as the related collateral received by the Fund as of December 31, 2015:

Goldman Sachs
Liabilities
Collateral on securities loaned	$22,917,951
Total liabilities	22,917,951
Total financial and derivative net assets	(22,917,951)
Financial instruments	21,850,755
Net amount (a)	$(1,067,196)

(a) Represents the net amount due from/(to) counterparties in the event of default.

Securities lending transactions

The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of December 31, 2015:

	Overnight and Continuous	Up to 30 Days	30 – 90 Days	Greater than 90 Days	Total
Securities lending transactions
Equity securities	$21,850,755	$—	$—	$—	$21,850,755
Gross amount of recognized liabilities for securities lending (collateral received)					22,917,951
Amounts due to counterparty					$1,067,196

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2015, permanent book and tax basis differences resulting primarily from foreign currency transactions, passive foreign investment company (PFIC) holdings, former PFIC holdings and proceeds from regulatory settlements were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
$5,729,068	$(5,597,156)	$(131,912)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

	December 31, 2015	December 31, 2014
Ordinary Income*	$9,178,114	$15,292,314
Long-Term Capital Gains	56,072,696	78,117,110

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
$1,779,830	$44,331,731	$87,549,062

* The differences between book-basis and tax-basis net unrealized appreciation (depreciation) are primarily due to deferral of losses from wash sales, PFIC adjustments and former PFIC holdings.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax

Wanger International 2015 Annual Report

Notes to Financial Statements, continued

positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4. Transactions with Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.10%
$100 million to $250 million	0.95%
$250 million to $500 million	0.90%
$500 million to $1 billion	0.80%
$1 billion and over	0.72%

For the year ended December 31, 2015, the effective investment advisory fee rate was 0.92% of the Fund's average daily net assets.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the year ended December 31, 2015, the effective administration fee rate was 0.05% of the Fund's average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the office of the Chief Compliance Officer.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

For the year ended December 31, 2015, the Fund engaged in purchase and sales transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $29,633,840 and $17,496,926, respectively. The sale transactions resulted in a net realized gain of $3,762,976.

5. Borrowing Arrangements

During the period January 1, 2015 through April 29, 2015, the Trust participated in a credit facility with JPMorgan Chase Bank, N.A., along with Columbia Acorn Trust, another trust managed by CWAM, in the amount of $150 million. Effective April 30, 2015, the first facility was terminated and the Trust entered into a revolving credit facility in the amount of $400 million with a syndicate of banks led by JPMorgan Chase Bank, N.A. to facilitate portfolio liquidity. Under each facility, interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating Funds based on their relative net assets. The commitment fee is disclosed as a part of "Other expenses" in the Statement of Operations. The Trust expects to renew this line of credit for one year durations each April at then current market rates and terms.

No amounts were borrowed for the benefit of the Fund under the line of credit during the year ended December 31, 2015.

6. Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Shares sold	431,818	720,170
Shares issued in reinvestment of dividend distributions	2,291,751	2,952,780
Less shares redeemed	(3,377,227)	(3,448,109)
Net increase (decrease) in shares outstanding	(653,658)	224,841

7. Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2015, were $330,578,466 and $384,848,092, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

8. Regulatory Settlements with Third Parties

During the year ended December 31, 2015, the Fund recorded a receivable of $131,912 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against third parties relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

9. Shareholder Concentration

At December 31, 2015, two unaffiliated shareholder accounts owned an aggregate of 29.1% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 60.4% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Wanger International 2015 Annual Report

Notes to Financial Statements, continued

11. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Wanger International 2015 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger International:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger International (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 18, 2016

Wanger International 2015 Annual Report

Federal Income Tax Information (Unaudited)

The Fund hereby designates the following tax attributes in the fiscal year ended December 31, 2015.

Tax Designations
Dividends Received Deduction	0.08%
Capital Gain Dividend	$46,648,195
Foreign Taxes Paid	$1,142,111
Foreign Taxes Paid Per Share	$0.05
Foreign Source Income	$14,724,616
Foreign Source Income Per Share	$0.66

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Wanger International 2015 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Each trustee may serve a term of unlimited duration. The Trust's Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the four series of Wanger Advisors Trust and for each of the eight series of Columbia Acorn Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name and Age at December 31, 2015	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen (1)	Other Directorships Held by the Trustee During the Past Five Years in Addition to Columbia Acorn Trust and Wanger Advisors Trust
Independent Trustees:
Laura M. Born, 50, Chair	2007	Adjunct Associate Professor of Finance, University of Chicago Booth School of Business since 2007; Director, Carlson Inc. (private global hospitalities and travel company) since 2015; Managing Director—Investment Banking, JP Morgan Chase & Co. (broker-dealer) 2002-2007.	12	None.
Maureen M. Culhane, 67	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant)—Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	12	None.
Margaret M. Eisen, 62	2002	Trustee, Smith College since 2012; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	12	Burnham Investors Trust (3 series).
Thomas M. Goldstein, 56	2014	Retired. Formerly, Chief Financial Officer, Allstate Protection Division, 2011-2014; Founding Partner, The GRG Group LLC, 2009-2011; Managing Director and Chief Financial Officer, Madison Dearborn Partners, 2007-2009.	12	Federal Home Loan Bank—Chicago; Federal Home Loan Mortgage Corporation.
John C. Heaton, 56	2010	Deputy Dean for Faculty, University of Chicago Booth School of Business; Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2000.	12	None.
Steven N. Kaplan, 56	1999	Neubauer Family Distinguished Service Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business; faculty member of the University of Chicago Booth School of Business since 1988.	12	Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).
Charles R. Phillips, 59	2015	Retired. Director, University of North Carolina School of Law Foundation since 2010. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	12	None.

Wanger International 2015 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name and Age at December 31, 2015	Year First Appointed or Elected to a Board in the Columbia Funds Complex		Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen (1)	Other Directorships Held by the Trustee During the Past Five Years in Addition to Columbia Acorn Trust and Wanger Advisors Trust
David J. Rudis, 62, Vice Chair	2010		Retired. Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	12	None.
Interested Trustees:
P. Zachary Egan, 47 (2)	2015		President, CWAM and President, Wanger Advisors Trust and Columbia Acorn Trust since April 2014; Global Chief Investment Officer, CWAM since October 2015; International Chief Investment Officer, CWAM, April 2014-September 2015; Director of International Research, CWAM, December 2004-March 2014; Vice President of Columbia Acorn Trust, 2003-2014, and Wanger Advisors Trust, 2007-2014; portfolio manager and analyst, CWAM or its predecessors, since 1999.	12	None.
Ralph Wanger, 81 (3)	1970	(4)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003-September 2005.	12	None.

* * * * *

Name at Age at December 31, 2015	Position Held with Columbia Acorn Trust and Wanger Advisors Trust	Year First Appointed or Elected to Office	Principal Occupation(s) During the Past Five Years
Officers:
Alan G. Berkshire, 55	Vice President	2015

Chief Operating Officer, CWAM since April 2015. Formerly, Independent Director, ValueQuest India Moat Fund Limited (Mauritius), April 2014-March 2015; President—North America, Religare Global Asset Management, Inc., June 2011-November 2013; Partner, Estancia Capital Management LLC, September 2009-June 2011.

Michael G. Clarke, 46	Assistant Treasurer	2004

Vice President—Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; Senior officer of Columbia funds and affiliated funds since 2002.

William J. Doyle, 51	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2006; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.
P. Zachary Egan, 47 (2)	President	2007

President, CWAM and President, Wanger Advisors Trust and Columbia Acorn Trust since April 2014; Global Chief Investment Officer, CWAM since October 2015; International Chief Investment Officer, CWAM, April 2014-September 2015; Director of International Research, CWAM, December 2004-March 2014; Vice President of Columbia Acorn Trust, 2003-2014, and Wanger Advisors Trust, 2007-2014; portfolio manager and analyst, CWAM or its predecessors, since 1999.

David L. Frank, 52	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.
Paul B. Goucher, 47	Assistant Secretary	2015

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Fritz Kaegi, 44	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.

Wanger International 2015 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name at Age at December 31, 2015	Position Held with Columbia Acorn Trust and Wanger Advisors Trust	Year First Appointed or Elected to Office		Principal Occupation(s) During the Past Five Years
John Kunka, 45	Treasurer	2006

Treasurer and Principal Accounting and Financial Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Director of Accounting and Operations, CWAM since May 2006; formerly, Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors Trust 2006-2014.

Stephen Kusmierczak, 48	Vice President	2011		Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.
Joseph C. LaPalm, 46	Vice President	2006		Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 45	Assistant Secretary	2015

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel, May 2010-August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia funds and affiliated funds since 2005.

Satoshi Matsunaga, 44	Vice President	2015		Portfolio manager and/or analyst, CWAM or its predecessors since 2005; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2015.
Thomas P. McGuire, 43	Chief Compliance Officer	2015

Chief Compliance Officer of the Columbia family of mutual funds for which Columbia Management Investment Advisers, LLC serves as investment adviser since 2012; Vice President—Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Charles P. McQuaid, 62	Vice President	1992	(4)

Portfolio manager and/or analyst, CWAM or its predecessors since 1978; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since April 2014; President and Chief Investment Officer, CWAM or its predecessors, October 2003-March 2014, and President, Columbia Acorn Trust and Wanger Advisors Trust, October 2003-March 2014.

Louis J. Mendes III, 51	Vice President	2003

International Director of Research, CWAM, since 2015; portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.

Christopher J. Olson, 51	Vice President	2001		Portfolio manager and/or analyst, CWAM or its predecessors since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2001.
Julian Quero, 48	Assistant Treasurer	2015		Vice President—Tax, Columbia Management Investment Advisers, LLC since 2009.
Matthew S. Szafranski, 38	Vice President	2015		Portfolio manager and/or analyst, CWAM or its predecessors since 2008; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2015.
Andreas Waldburg-Wolfegg, 50	Vice President	2011		Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.
Linda Roth-Wiszowaty, 46	Secretary	2006		Business support analyst, CWAM since April 2007; Secretary, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2006-2014.

(1)  The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.

(2)  Mr. Egan is an "interested person" of Wanger Advisors Trust, Columbia Acorn Trust, and CWAM, as defined in the 1940 Act, because he is an officer of each Trust and an employee of CWAM.

(3)  As permitted under the Trust's Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Wanger Advisors Trust and Columbia Acorn Trust.

(4)  Dates prior to 1992 relate to The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.

Wanger International 2015 Annual Report

Columbia Wanger Funds

Trustees

Laura M. Born, Chair of the Board
David J. Rudis, Vice Chair of the Board
Maureen M. Culhane
P. Zachary Egan
Margaret M. Eisen
Thomas M. Goldstein
John C. Heaton
Charles R. Phillips
Steven N. Kaplan
Ralph Wanger (Trustee Emeritus)

Officers

P. Zachary Egan
President

Alan G. Berkshire
Vice President

Michael G. Clarke
Assistant Treasurer

William J. Doyle
Vice President

David L. Frank
Vice President

Paul B. Goucher
Assistant Secretary

Fritz Kaegi
Vice President

John M. Kunka
Treasurer and Principal Financial and Accounting Officer

Stephen Kusmierczak
Vice President

Joseph C. LaPalm
Vice President

Ryan C. Larrenaga
Assistant Secretary

Satoshi Matsunaga
Vice President

Thomas P. McGuire
Chief Compliance Officer

Charles P. McQuaid
Vice President

Louis J. Mendes
Vice President

Christopher J. Olson
Vice President

Julian Quero
Assistant Treasurer

Matthew S. Szafranski
Vice President

Andreas Waldburg-Wolfegg
Vice President

Linda K. Roth-Wiszowaty
Secretary

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on our website, columbiathreadneedle.com/us, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiathreadneedle.com/us approximately 30 to 40 days after each month-end.

COLUMBIA WANGER FUNDS

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.  C-1456 F (2/16) 1422083

ANNUAL REPORT

December 31, 2015

COLUMBIA WANGER FUNDS

Managed by Columbia Wanger Asset Management, LLC

WANGER INTERNATIONAL SELECT

Wanger International Select

2015 Annual Report

2	Understanding Your Expenses
3	Behavioral Economics
6	Performance Review
8	Statement of Investments
13	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
20	Report of Independent Registered Public Accounting Firm
21	Federal Income Tax Information (Unaudited)
22	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with over 40 years of small- and mid-cap investment experience. As of December 31, 2015, CWAM managed $20 billion in assets. CWAM is the investment manager to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

An important note: Columbia Wanger Funds are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or certain eligible retirement plans. Columbia Wanger Funds are not offered directly to the public and are not available in all contracts, policies or plans. Contact your financial advisor or insurance representative for more information. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by CWAM.

Investors should carefully consider investment objectives, risks and expenses of the Fund before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing.

The views expressed in "Behavioral Economics" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

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Wanger International Select 2015 Annual Report

Understanding Your Expenses

As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other expenses for Wanger International Select (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger International Select	1,000.00	1,000.00	953.10	1,017.90	7.14	7.37	1.45

*  Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced. See Note 4 to the Financial Statements.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

2

Wanger International Select 2015 Annual Report

Behavioral Economics

People Occasionally Behave Irrationally

Economists have traditionally assumed that people rationally optimize in their own self-interest. A free-market economy dominated by "homo economicus" prospers as producers of goods and services trade with each other, as if driven by an invisible hand. In the past few decades, however, behavioral economics has emerged, refuting the rational optimization assumption. Nobel Prize winning Princeton professor Daniel Kahneman's book Thinking, Fast and Slow explains the habits and biases that cause people to make predictable errors.

Illustrating that people tend to make quick, intuitive decisions rather than well thought out ones, Kahneman asked Ivy League students the following question: A bat and a ball cost $1.10. The bat costs $1.00 more than the ball. How much does the ball cost? Over half of students answered $0.10, though the correct answer is $0.05.

Kahneman also points out that people generally have a confirmation bias.1 Good scientific method calls for people to test a hypothesis by attempting to refute it, but instead people seek data that confirms their beliefs. We would rather keep our beliefs than seriously analyze and challenge them.

Individuals also exhibit an anchoring effect. Kahneman and his associate Amos Tversky devised several experiments that first provided a high or low number (from a rigged "wheel of fortune" or in a text) and then asked for best-guess estimates for unrelated data. Subjects who were provided high numbers gave high estimates and vice versa. People tend to "anchor" on an initial number provided and then move toward an unbiased estimate. When the Exploratorium Museum in San Francisco polled visitors about contributing to a particular cause without providing a suggested contribution amount, visitors on average said they would donate $64. When $5 was suggested as a donation, the average response was $20, and when $400 was suggested, the average jumped to $143.2 It seems as though many charities understand the anchoring effect.

Kahneman identified an availability bias. People base their knowledge, opinions and actions on small samples of information readily available to them. Estimates of causes of death are warped by media coverage. For example, strokes cause almost twice as many deaths as all accidents combined, but 80% of respondents said accidental deaths were more likely.3

Kahneman and Tversky did many behavioral studies, and their largest contribution to behavioral economics is their work on decision making in risky situations. Subjects were asked to make the following two choices concurrently:

Choose between:

A.  a sure gain of $240

B.  25% chance to win $1,000 and a 75% chance to gain nothing

Choose between:

C.  a sure loss of $750

D.  75% chance to lose $1,000 and a 25% chance to lose nothing

People are risk averse with respect to gains; 84% of subjects chose A, accepting a lower expected value than B.4 However, people are risk seeking with respect to losses. People hate to lose and will take a chance of a greater loss in exchange for a chance not to lose; 87% chose D.5

Despite the instructions, subjects appeared to make these choices sequentially rather than concurrently. They framed the exercise as two separate choices. Choosing A and D provides a net result of a 75% chance to lose $760 and a 25% chance of gaining $240. People solving the problems concurrently and rationally would have chosen C and B, which provides a net result of a 75% chance to lose $750 and a 25% chance to gain $250. Choosing C and B together results in the same odds, yet $10 more under either scenario.

Given our biases, how a choice is framed heavily influences our decisions. Would you accept a gamble that offers a 10% chance to win $95 and a 90% chance to lose $5? Would you pay $5 to participate in a lottery that offers a 10% chance to win $100 and a 90% chance to win nothing?

Many more people accept the second opportunity than the first, even though the choices are identical. The first clearly frames the $5 as a loss, while the second suggests the $5 is a sunk cost. 6

Kahneman and Tversky also did a study to determine values people assign to probabilities, what they called decision weights. People provided zero value to a zero probability and a value of 100 to a sure thing, but the values in between were interesting:7

Probability	1%	10%	50%	90%	99%
Decision Weight	5.5	18.6	42.1	71.2	91.2

What the data shows is that people are often willing to overpay for small probabilities, a tendency known as the possibility effect. That is why lotteries exist. Yet people underpay relatively more for large but not certain probabilities. To eliminate those last bits of uncertainty, people are willing to pay a lot, a tendency known as the certainty effect.

Richard Thaler, a University of Chicago professor of behavioral science and economics, worked with Kahneman and Tversky on several studies. Jointly, they defined the endowment effect, which states that once someone owns something, he tends to place an irrationally high value on it. Thaler and Kahneman experimented by giving some subjects coffee mugs decorated with university insignia. Participants were asked to provide the prices at which they would sell. Other subjects were not given mugs and were asked what prices they would bid for the mugs. The average selling price was about double the average buying price!8

Thaler agrees with Kahneman's findings that people are risk seeking with respect to losses, both prospectively and retrospectively. People who are losing money at a racetrack tend to bet on longshots for the last race of the day, hoping to recoup losses, effectively driving the expected return of the last race even more against them!9 Financial institutions need to watch losing traders very closely, as rogue traders repeatedly double down in hopes of recouping losses.

3

Wanger International Select 2015 Annual Report

Thaler's work indicates that people create mental accounts, treating some money differently depending on its intended use. Cash accounts are for spending, other funds are for savings, and retirement accounts are sacrosanct.10 People may borrow at high interest rates on their charge cards while receiving low interest rates on savings, which appears irrational.

Thaler notes that Economics 101 classes typically teach that prices should rationally rise when there is an unanticipated increase in demand. I remember learning that it would be rational for merchants to raise the price of snow shovels after a blizzard and plywood before a hurricane. The products would be rationed by price to those most in need and capable of paying, and additional revenues would induce costly special increases in supply. Thaler's work, however, indicates that most people would consider such increases as unfair price gouging, and would later penalize those merchants.

Policy Implications

Public policies are often impacted by people's emotional reaction under the availability bias. Former Administrator of the White House Office of Information and Regulatory Affairs, Cass Sunstein, has analyzed resulting regulations and notes that poor regulations waste time and money. Rational weighting of costs and benefits would result in better regulations and improved outcomes.11

Kahneman points out that as an extension of the possibility effect, people tend to be confounded by exceptionally small probabilities,12 and either ignore them or give them way too much attention. The precautionary principle, which prohibits any action that might cause harm, is the result. Sunstein believes that many innovations including airplanes, antibiotics, automobiles, chlorination, vaccinations and x-rays would have not passed strict interpretation of the precautionary principle.13

Thaler's work explains one of the reasons why policy makers prefer modest inflation. People consider outright wage cuts as unfair, even when unemployment is high and the employer is earning only a small profit. But a flat wage when there is inflation is not considered unfair, even though real wages drop.14 Therefore, the economy can more easily rationalize costs in a recession with some inflation rather than none.

Thaler devised a plan to induce people to contribute more to 401K plans called "Save More Tomorrow." Many people don't contribute to their 401K plan because that would mean an immediate take-home pay cut, frowned on by the endowment effect. Instead, the plan has people sign up now to contribute upon their next raise in pay. They then forgo some or the entire raise, but save for retirement without taking a pay cut. Employees of the first company that adopted the plan nearly quadrupled their savings rate after four annual raises.15

Thaler and Sunstein's book Nudge cites numerous ways that individuals can be "nudged" to make better decisions. For example, default options are considered standard and most people don't extend the effort to make a different choice. Germans need to opt in for organ donations, and only 12% do. Austrians need to opt out of organ donations, and 99% allow their organs to be donated.16

Investment Implications

Kahneman notes that experienced traders in financial markets tend to more rationally deal with risk aversion than individual investors. Most people weight losses twice as much as gains,17 and if each transaction is framed individually, irrational risk aversion results. By framing gains and losses over longer periods rather than individually, traders can accept individual rational risks. To mitigate this bias, Kahneman suggests that individual investors view the market prices of their investments less frequently.18

Thaler agrees, as he conducted an experiment simulating endowment management. Some subjects were shown results eight times per simulated calendar year, while others were shown results once per simulated year. Those seeing results more frequently chose to invest 41% in stocks and those seeing results just once a year had 70% in stocks.19 Myopic risk aversion helps explain why stocks provided a 7% premium compound rate of return over risk-free securities for the last two centuries,20 a huge premium that cannot be otherwise explained by economic theory.21

Individuals tend to be terrible stock traders. One study indicated that stocks sold by individuals outperformed stocks they bought by 3.2% per year, before transactions costs. Individual investors tend to sell winners even though recent winners on average outperform recent losers in the short term. Individuals tend to keep losers, as they are averse to taking losses and have anchored on purchase prices as target sale prices for losers.22 Losers on average underperform in the short term.23

Mental accounts result in the house money effect for gamblers and investors. People are more prone to lose their risk aversion on gains when they are ahead. This can result in gamblers not knowing when to quit, and investors creating bubbles.24

Humans, including many professional money managers, seem to be hard wired to invest poorly, to "buy high and sell low." Behavioral economics helps explain why. One solution to offset this tendency is to own Columbia Thermostat Fund, which takes emotions out of investing and automatically invests more in stocks when the market drops and automatically sells stocks when the market rises.25

Charles P. McQuaid
Portfolio Manager, Analyst and Advisor
Columbia Wanger Asset Management, LLC

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Wanger International Select 2015 Annual Report

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Wanger Advisors Trust Board of Trustees, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

The author would like to thank Colin Moore, Global Chief Investment Officer of Columbia Threadneedle Investments, for suggesting Beyond Greed and Fear, which summarizes behavioral economics for investors. He would also like to thank recently retired Wanger Advisors Trust Chief Compliance Officer Robert Scales for suggesting Thinking, Fast and Slow.

1  Daniel Kahneman, Thinking, Fast and Slow (New York, Farrar, Straus and Giroux, 2011), p. 81.

2  Ibid., p. 125.

3  Ibid., p. 138.

4  Expected value is the sum of probabilities times dollars.

5  Kahneman, op. cit., p. 437.

6  Ibid., p. 364.

7  Ibid., p. 315.

8  Ibid., p. 295.

9  Richard H. Thaler, Misbehaving: The Making of Behavioral Economics (New York, W. W. Norton & Company, Inc., 2015), p. 80.

10  Ibid., p. 76.

11  Kahneman, op. cit., p. 141.

12  Somehow this one is not labelled as a particular bias or effect.

13  Kahneman, op. cit., p. 351.

14  Thaler, op. cit., p. 132.

15  Ibid., p. 318.

16  Richard H. Thaler and Cass R. Sunstein, Nudge: Improving Decisions About Health, Wealth, and Happiness (New Haven, Connecticut, Yale University Press, 2008), p. 178-179.

17  Kahneman, op. cit., p. 349.

18  Ibid., p. 339.

19  Thaler, op. cit., p. 197.

20  Hersh Shefrin, Beyond Greed and Fear: Understanding Behavioral Finance and the Psychology of Investing (New York, Oxford University Press, 2002), p. 37.

21  Thaler, op. cit., p. 192.

22  In Beyond Greed and Fear, Shefrin labels this as "Get-evenitis."

23  Kahneman, op. cit., p. 213-214.

24  Thaler, op. cit., p. 83.

25  If interested, please see Columbia Thermostat Fund's prospectus, which can be found at columbiathreadneedle.com/us.

5

Wanger International Select 2015 Annual Report

Performance Review Wanger International Select

Stephen Kusmierczak Co-Portfolio Manager*	Andreas Waldburg-Wolfegg Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.

Wanger International Select ended the year down 1.03%, underperforming the 3.96% gain of the Fund's primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B® Index. Fund underperformance for the year was largely due to poor relative performance in the financials and materials sectors. Over the course of the year, we reduced Fund exposure in each sector.

We also repositioned the Fund to be more mid- to large-cap oriented during the year. As we reviewed Fund holdings and added new positions to the Fund, we focused on names that have a market capitalization of $5 billion or more. While there is overlap between the Fund's holdings and Wanger International, another mid-cap international fund that we manage, Wanger International Select has substantially fewer holdings and is more concentrated.

Three Japanese stocks ranked among the top-contributing names in the Fund for the year. Japanese markets outperformed most world markets, as loosening monetary policy and improving corporate governance proved relatively attractive amidst a slowing global economy. KDDI, a mobile and fixed-line communication service provider in Japan, gained 27% for the year and Secom, a provider of security services, was up 20%. Both KDDI and Secom have enjoyed steady growth, as their businesses are not affected by the global economic slowdown. Japan Tobacco, a maker of cigarettes, gained 37%. Japan Tobacco's profit growth exceeded expectations, as strong pricing power offset market fears of volume contraction.

On the downside, laggards for the year came largely from the materials, energy and financial sectors. Weak gold and oil prices were to blame for much of the material and energy sector declines. Gold miners Tahoe Resources and Goldcorp were sold in the second half of the year but ranked among the Fund's largest detractors for the annual period with losses of 41% and 31%, respectively. Oil exploration and production companies Vermillion Energy and Anadarko Petroleum were added to the Fund in the year and both traded down with the dramatic fall in oil prices, ending the year among the Fund's largest detractors. We bought these stocks because we believe they are well-positioned to benefit when oil prices return to levels closer to their long-term averages and the world's cost of production. In the financial sector, we sold the Fund's position in Coronation Fund Managers, a South African investment manager, as poor performance and asset outflows significantly reduced the firm's performance-based fees. Down 48%, its stock was a top detractor for the year.

As announced in a supplement to the Fund's prospectus dated February 5, 2016, the Board of Trustees of Wanger Advisors Trust approved a plan to liquidate and dissolve Wanger International Select on or about April 29, 2016. The Board of Trustees believes that the liquidation and dissolution of the Fund are in the best interest of the Fund and its shareholders. As of the liquidation date, the Fund will cease its investment operations and liquidate its assets in order to make final distributions to shareholders of record as of that date.

Owners of the variable annuity contracts and variable life insurance policies offered by the participating insurance companies whose separate accounts are invested in the Fund should consult with their participating insurance company for information regarding the possibility of transferring their investment to other Columbia Wanger Funds and the redirection of their assets that will occur on or about the liquidation date. The liquidation and dissolution of the Fund may be postponed or abandoned by action of the Board of Trustees at any time prior to the liquidation date.

*Effective January 1, 2016, Stephen Kusmierczak replaced Christopher J. Olson as co-portfolio manager of Wanger International Select. Mr. Waldburg-Wolfegg continues in his role as co-portfolio manager of the Fund. Mr. Kusmierczak also serves as co-portfolio manager of several of the Columbia Acorn Funds. Mr. Kusmierczak did not serve as a portfolio manager of the Fund during 2015.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

6

Wanger International Select 2015 Annual Report

Growth of a $10,000 Investment in Wanger International Select
February 1, 1999 (inception date) through December 31, 2015

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedle.com/us.

This graph compares the results of $10,000 invested in Wanger International Select on February 1, 1999 (the date the Fund began operations) through December 31, 2015, to the S&P Developed Ex-U.S. Between $2B and $10B Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 12/31/15

1. CCL Industries (Canada) Global Label Converter	4.1%
2. Novozymes (Denmark) Industrial Enzymes	3.8
3. Recruit Holdings (Japan) Recruitment & Media Services	3.3
4. Partners Group (Switzerland) Private Markets Asset Management	3.0
5. Sony Financial Holdings (Japan) Life Insurance, Assurance & Internet Banking	3.0
6. Distribuidora Internacional de Alimentación (Spain) Discount Retailer in Spain & Latin America	2.9
7. Telefonica Deutschland (Germany) Mobile & Fixed-line Communications in Germany	2.9
8. WH Smith (United Kingdom) Newsprint, Books & General Stationery Retailer	2.8
9. Wirecard (Germany) Online Payment Processing & Risk Management	2.5
10. Anadarko Petroleum (United States) Worldwide Production of Oil & Gas	2.2

Top holdings exclude short-term holdings and cash, if applicable.

Top 5 Countries

As a percentage of net assets, as of 12/31/15

Japan	18.2%
United Kingdom	10.9
Germany	7.4
Canada	6.2
Sweden	5.1

Results as of December 31, 2015

	4th quarter*	1 year	5 years	10 years
Wanger International Select	4.77%	-1.03%	2.86%	5.59%
S&P Developed Ex-U.S. Between $2B and $10B Index**	5.52	3.96	4.46	4.71
MSCI EAFE Index (Net)	4.71	-0.81	3.60	3.03

NAV as of 12/31/15: $16.40

* Not annualized.

** The Fund's primary benchmark as of December 31, 2015. Effective January 1, 2016, the primary benchmark for Wanger International Select was changed to the MSCI ACWI Ex USA Index (Net).

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.

The Fund's annual operating expense ratio of 1.43% is stated as of the Fund's prospectus dated May 1, 2015, and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions.

The S&P Developed Ex-U.S. Between $2B and $10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States. The MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties. The performance of the MSCI EAFE Index (Net) is provided to show how the Fund's performance compares to a widely recognized broad-based index of foreign market performance. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

7

Wanger International Select  2015 Annual Report

Wanger International Select

Statement of Investments, December 31, 2015

Number of Shares		Value
	Equities – 88.8%
	Europe – 40.1%
	United Kingdom – 10.9%
19,000	WH Smith Newsprint, Books & General Stationery Retailer	$493,695
24,000	Babcock International Public Sector Outsourcer	359,164
20,000	Smith & Nephew Medical Equipment & Supplies	356,441
5,000	Whitbread UK Hotelier & Coffee Shop	324,083
2,000	Next Clothes & Home Retailer in the UK	214,742
11,000	Compass Group Catering & Support Services	190,610
		1,938,735
	Germany – 7.4%
96,900	Telefonica Deutschland Mobile & Fixed-line Communications in Germany	511,117
9,000	Wirecard Online Payment Processing & Risk Management	449,865
3,700	MTU Aero Engines Airplane Engine Components & Services	360,621
		1,321,603
	Sweden – 5.1%
10,000	Hennes & Mauritz Discount Fashion Retailer	355,703
9,906	Swedish Match Swedish Snus	350,052
5,270	Hexagon Design, Measurement & Visualization Software & Equipment	194,952
		900,707
	Switzerland – 5.0%
1,500	Partners Group (a) Private Markets Asset Management	539,451
1,060	Geberit Plumbing Systems	359,025
		898,476
	Denmark – 3.8%
14,121	Novozymes Industrial Enzymes	676,098
Number of Shares		Value
	Spain – 2.9%
87,000	Distribuidora Internacional de Alimentación Discount Retailer in Spain & Latin America	$513,134
	France – 2.8%
12,427	Eutelsat Fixed Satellite Services	372,070
1,000	Essilor International Eyeglass Lenses	124,636
		496,706
	Netherlands – 2.2%
9,000	Vopak Operator of Petroleum & Chemical Storage Terminals	387,583
	Total Europe	7,133,042
	Asia – 33.9%
	Japan – 18.2%
20,100	Recruit Holdings Recruitment & Media Services	590,815
30,000	Sony Financial Holdings Life Insurance, Assurance & Internet Banking	536,617
5,500	Secom Security Services	372,734
10,000	Japan Tobacco Cigarettes	367,138
14,000	KDDI Mobile & Fixed Line Communication Service Provider in Japan	363,583
21,000	Santen Pharmaceutical Specialty Pharma (Ophthalmic Medicine)	345,732
20,000	Aeon Mall Suburban Shopping Mall Developer, Owner & Operator	343,042
8,000	Hoya Corp Opto-electrical Components & Eyeglass Lenses	327,140
		3,246,801
	Korea – 4.4%
2,900	KT&G Tobacco & Ginseng Products	257,709
1,108	CJ Corp Holding Company of Korean Consumer Conglomerate	235,347

See accompanying notes to financial statements.
8

Wanger International Select  2015 Annual Report

Wanger International Select

Statement of Investments, December 31, 2015

Number of Shares		Value
	Korea – 4.4% (cont)
700	Samsung Fire and Marine	$182,985
665	Samsung Fire & Marine Preferred Non-life Insurance	106,768
		782,809
	Taiwan – 3.9%
170,000	Far EasTone Telecom Mobile Operator in Taiwan	349,385
5,000	Largan Precision Mobile Device Camera Lenses & Modules	342,124
		691,509
	China – 3.8%
2,000	NetEase.com – ADR Chinese Online Gaming Services	362,480
240,000	China Everbright International Municipal Waste Operator	306,883
		669,363
	Singapore – 2.0%
67,000	Singapore Exchange Singapore Equity & Derivatives Market Operator	362,364
	Hong Kong – 1.6%
11,245	Hong Kong Exchanges and Clearing Hong Kong Equity & Derivatives Market Operator	286,464
	Total Asia	6,039,310
	Other Countries – 14.4%
	Canada – 6.2%
4,500	CCL Industries Global Label Converter	729,685
14,000	Vermilion Energy (a) Canadian Exploration & Production Company	380,530
		1,110,215
	Australia – 4.1%
38,000	Amcor Global Leader in Flexible & Rigid Packaging	369,179
91,035	IAG General Insurance Provider	365,598
		734,777
Number of Shares		Value
	United States – 2.2%
8,000	Anadarko Petroleum Worldwide Production of Oil & Gas	$388,640
	South Africa – 1.9%
2,400	Naspers Media in Africa, China, Russia & other Emerging Markets	328,043
	Total Other Countries	2,561,675
	Latin America – 0.4%
	Uruguay – 0.4%
13,068	Union Agriculture Group (b) (c) (d) Farmland Operator in Uruguay	66,385
	Total Latin America	66,385
Total Equities (Cost: $14,180,668) – 88.8%		15,800,412 (e)
Short-Term Investments – 11.4%
2,029,382	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	2,029,382
Total Short-Term Investments (Cost: $2,029,382) – 11.4%		2,029,382
Securities Lending Collateral – 2.4%
424,733	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.03%) (f)	424,733
Total Securities Lending Collateral (Cost: $424,733) – 2.4%		424,733
Total Investments (Cost: $16,634,783) (g) – 102.6%		18,254,527
Obligation to Return Collateral for Securities Loaned – (2.4)%		(424,733)
Cash and Other Assets Less Liabilities – (0.2)%		(34,454)
Net Assets – 100.0%		$17,795,340

  ADR – American Depositary Receipts

See accompanying notes to financial statements.
9

Wanger International Select  2015 Annual Report

Wanger International Select

Statement of Investments, December 31, 2015

Notes to Statement of Investments

(a)  All or a portion of this security was on loan at December 31, 2015. The total market value of securities on loan at December 31, 2015 was $403,067.

(b)  Non-income producing security.

(c)  Illiquid security.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At December 31, 2015, the market value of this security amounted to $66,385, which represented 0.37% of total net assets. Additional information on this security is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10 - 6/27/12	13,068	$150,000	$66,385

(e)  On December 31, 2015, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$3,246,801	18.2
Euro	2,719,026	15.3
British Pound	1,938,735	10.9
Canadian Dollar	1,110,215	6.2
Swedish Krona	900,707	5.1
Swiss Franc	898,476	5.1
Other currencies less than 5% of total net assets	4,986,452	28.0
Total Equities	$15,800,412	88.8

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At December 31, 2015, for federal income tax purposes, the cost of investments was $16,644,670 and net unrealized appreciation was $1,609,857 consisting of gross unrealized appreciation of $2,556,638 and gross unrealized depreciation of $946,781.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

See accompanying notes to financial statements.
10

Wanger International Select  2015 Annual Report

Wanger International Select

Statement of Investments, December 31, 2015

The following table summarizes the inputs used, as of December 31, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$—	$7,133,042	$—	$7,133,042
Asia	362,480	5,676,830	—	6,039,310
Other Countries	1,498,855	1,062,820	—	2,561,675
Latin America	—	—	66,385	66,385
Total Equities	1,861,335	13,872,692	66,385	15,800,412
Total Short-Term Investments	2,029,382	—	—	2,029,382
Total Securities Lending Collateral	424,733	—	—	424,733
Total Investments	$4,315,450	$13,872,692	$66,385	$18,254,527

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels during the period.

  The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

  Certain securities classified as Level 3 are valued by the Committee using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.
11

Wanger International Select  2015 Annual Report

Wanger International Select (Unaudited)

Portfolio Diversification, December 31, 2015

At December 31, 2015, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
Information
Financial Processors	$1,098,694	6.2
Mobile Communications	712,968	4.0
Internet Related	690,522	3.9
Advertising	590,815	3.3
Telephone & Data Services	511,117	2.9
Satellite Broadcasting & Services	372,070	2.1
Telecommunications Equipment	342,124	1.9
Semiconductors & Related Equipment	327,140	1.8
Business Software	194,952	1.1
	4,840,402	27.2
Consumer Goods & Services
Retail	1,577,274	8.8
Nondurables	1,354,532	7.6
Restaurants	514,693	2.9
Food & Beverage	350,052	2.0
	3,796,551	21.3
Industrial Goods & Services
Industrial Materials & Specialty Chemicals	1,045,277	5.9
Other Industrial Services	733,354	4.1
Outsourcing Services	359,164	2.0
Construction	359,025	2.0
Waste Management	306,883	1.8
Conglomerates	235,347	1.3
	3,039,050	17.1
	Value	Percentage of Net Assets
Finance
Insurance	$1,191,968	6.7
Brokerage & Money Management	539,451	3.0
	1,731,419	9.7
Energy & Minerals
Oil & Gas Producers	769,171	4.3
Oil Refining, Marketing & Distribution	387,583	2.2
Agricultural Commodities	66,385	0.4
	1,223,139	6.9
Health Care
Medical Equipment & Devices	481,077	2.7
Pharmaceuticals	345,732	2.0
	826,809	4.7
Other Industries
Real Estate	343,042	1.9
	343,042	1.9
Total Equities:	15,800,412	88.8
Short-Term Investments:	2,029,382	11.4
Securities Lending Collateral:	424,733	2.4
Total Investments:	18,254,527	102.6
Obligation to Return Collateral for Securities Loaned:	(424,733)	(2.4)
Cash and Other Assets Less Liabilities:	(34,454)	(0.2)
Net Assets:	$17,795,340	100.0

See accompanying notes to financial statements.
12

Wanger International Select  2015 Annual Report

Statement of Assets and Liabilities
December 31, 2015

Assets:
Investments, at cost	$16,634,783
Investments, at value (including securities on loan of $403,067)	$18,254,527
Foreign currency (cost of $5)	5
Receivable for:
Investments sold	334,440
Fund shares sold	7,034
Securities lending income	45
Dividends	20,376
Foreign tax reclaims	10,965
Regulatory Settlements (Note 8)	10,826
Expense reimbursement due from investment advisor	81
Prepaid expenses	291
Total Assets	18,638,590
Liabilities:
Collateral on securities loaned	424,733
Payable for:
Investments purchased	351,800
Fund shares redeemed	8,856
Investment advisory fee	461
Administration fee	25
Trustees' fees	10,377
Custody fee	3,249
Reports to shareholders	8,252
Chief compliance officer expenses	170
Other liabilities	35,327
Total Liabilities	843,250
Net Assets	$17,795,340
Composition of Net Assets:
Paid-in capital	$16,941,052
Undistributed net investment income	94,881
Accumulated net realized loss	(858,938)
Net unrealized appreciation (depreciation) on:
Investments	1,619,744
Foreign currency translations	(1,399)
Net Assets	$17,795,340
Fund Shares Outstanding	1,085,065
Net asset value, offering price and redemption price per share	$16.40

Statement of Operations
For the Year Ended December 31, 2015

Investment Income:
Dividends (net foreign taxes withheld of $36,081)	$379,665
Interest	27,181
Income from securities lending—net	6,068
Total Investment Income	412,914
Expenses:
Investment advisory fee	182,489
Transfer agent fees	168
Administration fee	9,707
Trustees' fees	5,163
Custody fees	16,349
Reports to shareholders	41,922
Audit fees	43,578
Legal fees	3,313
Chief compliance officer expenses	880
Commitment fee for line of credit (Note 5)	508
Other expenses	14,705
Total Expenses	318,782
Less reimbursement of expenses by Investment Manager	(37,284)
Net Expenses	281,498
Net Investment Income	131,416
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	(252,313)
Foreign currency translations	(15,294)
Forward foreign currency exchange contracts	83,928
Net realized loss	(183,679)
Net change in unrealized appreciation (depreciation) on:
Investments	(119,478)
Foreign currency translations	139
Forward foreign currency exchange contracts	6,479
Net change in unrealized depreciation	(112,860)
Net realized and unrealized loss	(296,539)
Net Decrease in Net Assets from Operations	$(165,123)

See accompanying notes to financial statements.
13

Wanger International Select  2015 Annual Report

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2015	2014
Operations:
Net investment income	$131,416	$257,118
Net realized gain (loss) on:
Investments	(252,313)	1,432,817
Foreign currency translations	(15,294)	(12,926)
Forward foreign currency exchange contracts	83,928	31,269
Net change in unrealized appreciation (depreciation) on:
Investments	(119,478)	(3,148,383)
Foreign currency translations	139	(1,653)
Forward foreign currency exchange contracts	6,479	(10,867)
Options	—	(64,830)
Net Decrease in Net Assets from Operations	(165,123)	(1,517,455)
Distributions to Shareholders From:
Net investment income	(289,467)	(328,166)
Net realized gains	(1,261,912)	(1,083,089)
Total Distributions to Shareholders	(1,551,379)	(1,411,255)
Share Transactions:
Subscriptions	993,256	2,223,810
Distributions reinvested	1,551,379	1,411,255
Redemptions	(3,409,004)	(5,267,340)
Net Decrease from Share Transactions	(864,369)	(1,632,275)
Proceeds from regulatory settlements (Note 8)	10,826	3,626
Total Decrease in Net Assets	(2,570,045)	(4,557,359)
Net Assets:
Beginning of period	20,365,385	24,922,744
End of period	$17,795,340	$20,365,385
Undistributed (Overdistributed) net investment income	$94,881	$(358,209)

See accompanying notes to financial statements.
14

Wanger International Select 2015 Annual Report

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2015		2014		2013		2012		2011
Net Asset Value, Beginning of Period	$17.93		$20.45		$19.83		$16.44		$18.57
Income from Investment Operations:
Net investment income	0.12		0.22		0.21		0.29		0.14
Net realized and unrealized gain (loss)	(0.22)		(1.51)		2.37		3.32		(1.99)
Total from Investment Operations	(0.10)		(1.29)		2.58		3.61		(1.85)
Less Distributions to Shareholders:
Net investment income	(0.27)		(0.29)		(1.22)		(0.22)		(0.28)
Net realized gains	(1.17)		(0.94)		(0.74)		—		—
Total Distributions to Shareholders	(1.44)		(1.23)		(1.96)		(0.22)		(0.28)
Proceeds from regulatory settlements	0.01		0.00	(a)	—		—		—
Net Asset Value, End of Period	$16.40		$17.93		$20.45		$19.83		$16.44
Total Return	(1.03	)%(b)(c)	(6.96	)%(c)	14.04	%(b)	22.00%		(10.11	)%(b)
Ratios to Average Net Assets/Supplemental Data:
Total gross expenses (d)	1.64%		1.42%		1.51%		1.43%		1.45%
Total net expenses (d)	1.45%		1.42%		1.45%		1.42	%(e)	1.40	%(e)
Net investment income	0.68%		1.06%		1.05%		1.57%		0.77%
Portfolio turnover rate	72%		61%		74%		58%		44%
Net assets, end of period (000s)	$17,795		$20,365		$24,923		$24,816		$24,019

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.05%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.
15

Wanger International Select  2015 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger International Select (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.

2.  Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services—Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange traded funds (ETFs) are valued at their closing net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board.

Derivative instruments

The Fund invests in forward foreign currency exchange contracts on a very limited basis, as detailed below. Forward foreign currency exchange contracts are derivative instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, in this case, currencies. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward foreign currency exchange contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities. These instruments may be used for other purposes in the future. The Fund's use of forward foreign currency exchange contracts was not material to the net assets of the Fund.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contracts is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of derivative transactions in the financial statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Statement of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

At December 31, 2015, the Fund had no outstanding derivatives.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange risk	$83,928

16

Wanger International Select  2015 Annual Report

Notes to Financial Statements, continued

Change in Unrealized Appreciation (Depreciation) on Derivatives
Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange risk	$6,479

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31 , 2015:

Derivative Instrument	Average unrealized appreciation*	Average unrealized depreciation*
Forward foreign currency exchange contracts	$3,173	$(5,505)

*  Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund may receive distributions from holdings in equity securities, ETFs, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent, and borrower rebates. The Fund's investment manager, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2015, is included in the Statement of Operations.

Offsetting of assets and liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting agreements and under a securities lending agreement as well as the related collateral received by the Fund as of December 31, 2015:

Liabilities	Goldman Sachs
Collateral on securities loaned	$424,733
Total liabilities	424,733
Total financial and derivative net assets	(424,733)
Financial instruments	403,067
Net amount (a)	$(21,666)

(a)  Represents the net amount due from/(to) counterparties in the event of default.

Securities lending transactions

The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of December 31, 2015:

	Overnight and Continuous	Up to 30 Days	30 – 90 Days	Greater than 90 Days	Total
Securities lending transactions
Equity securities	$403,067	$—	$—	$—	$403,067
Gross amount of recognized liabilities for securities lending (collateral received)					424,733
Amounts due to counterparty					$21,666

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

17

Wanger International Select  2015 Annual Report

Notes to Financial Statements, continued

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2015, permanent book and tax basis differences resulting primarily from proceeds from regulatory settlements, foreign currency transactions, passive foreign investment company (PFIC) holdings, former PFIC holdings, investments in partnerships and distribution reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
$611,141	$(600,318)	$(10,823)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

	December 31, 2015	December 31, 2014
Ordinary Income*	$304,469	$328,166
Long-Term Capital Gains	1,246,910	1,083,089

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Appreciation (Depreciation)*
$105,176	$(849,051)	$1,609,857

*  The differences between book-basis and tax-basis net unrealized appreciation (depreciation) are primarily due to deferral of losses from wash sales and PFIC adjustments.

The following capital loss carryforward, determined as of December 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
No expiration—short-term	$849,051

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions with Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.89%

For the year ended December 31, 2015, the effective investment advisory fee rate, net of fee waivers, was 0.94% of the Fund's average daily net assets.

Through April 30, 2016, CWAM has contractually agreed to bear a portion of the Fund's expenses so that its ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 1.45% of the Fund's average daily net assets. The reimbursement to the Fund for the year ended December 31, 2015, was $37,284.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the year ended December 31, 2015, the effective administration fee rate was 0.05% of the Fund's average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

18

Wanger International Select  2015 Annual Report

Notes to Financial Statements, continued

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the office of the Chief Compliance Officer.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

For the year ended December 31, 2015, the Fund engaged in purchase and sales transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $530,431 and $312,512, respectively. The sale transactions resulted in a net realized gain of $23,356.

5.  Borrowing Arrangements

During the period January 1, 2015 through April 29, 2015, the Trust participated in a credit facility with JPMorgan Chase Bank, N.A., along with Columbia Acorn Trust, another trust managed by CWAM, in the amount of $150 million. Effective April 30, 2015, the first facility was terminated and the Trust entered into a revolving credit facility in the amount of $400 million with a syndicate of banks led by JPMorgan Chase Bank, N.A. to facilitate portfolio liquidity. Under each facility, interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating Funds based on their relative net assets. The commitment fee is disclosed as a part of "Other expenses" in the Statement of Operations. The Trust expects to renew this line of credit for one year durations each April at then current market rates and terms.

No amounts were borrowed for the benefit of the Fund under the line of credit during the year ended December 31, 2015.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Shares sold	55,516	109,349
Shares issued in reinvestment of dividend distributions	88,217	69,611
Less shares redeemed	(194,679)	(261,572)
Net decrease in shares outstanding	(50,946)	(82,612)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2015, were $12,660,224 and $13,953,413, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

8.  Regulatory Settlements with Third Parties

During the year ended December 31, 2015, the Fund recorded a receivable of $10,826 and during the year ended December 31, 2014, the Fund received $3,626 as a result of a regulatory settlement proceedings brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. These amounts represented the Fund's portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

9.  Shareholder Concentration

At December 31, 2015, three unaffiliated shareholder accounts owned an aggregate of 100.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

10.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

The Board of Trustees of Wanger Advisors Trust has approved a Plan of Liquidation and Termination (the Plan) pursuant to which the Fund will be liquidated and terminated. Under the terms of the Plan, it is anticipated that the liquidation of the Fund will occur on or about April 29, 2016.

11. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

19

Wanger International Select  2015 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger International Select:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger International Select (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. As disclosed in Note 10 to the financial statements, Wanger International Select will liquidate on or about April 29, 2016.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 18, 2016

20

Wanger International Select  2015 Annual Report

Federal Income Tax Information (Unaudited)

The Fund hereby designates the following tax attributes in the fiscal year ended December 31, 2015.

Tax Designations
Dividends Received Deduction	1.28%
Foreign Taxes Paid	$23,604
Foreign Taxes Paid Per Share	$0.02
Foreign Source Income	$451,250
Foreign Source Income Per Share	$0.42

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

21

Wanger International Select 2015 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Each trustee may serve a term of unlimited duration. The Trust's Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the four series of Wanger Advisors Trust and for each of the eight series of Columbia Acorn Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name and Age at December 31, 2015	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen (1)	Other Directorships Held by the Trustee During the Past Five Years in Addition to Columbia Acorn Trust and Wanger Advisors Trust
Independent Trustees:
Laura M. Born, 50, Chair	2007	Adjunct Associate Professor of Finance, University of Chicago Booth School of Business since 2007; Director, Carlson Inc. (private global hospitalities and travel company) since 2015; Managing Director—Investment Banking, JP Morgan Chase & Co. (broker-dealer) 2002-2007.	12	None.
Maureen M. Culhane, 67	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant)—Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	12	None.
Margaret M. Eisen, 62	2002	Trustee, Smith College since 2012; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	12	Burnham Investors Trust (3 series).
Thomas M. Goldstein, 56	2014	Retired. Formerly, Chief Financial Officer, Allstate Protection Division, 2011-2014; Founding Partner, The GRG Group LLC, 2009-2011; Managing Director and Chief Financial Officer, Madison Dearborn Partners, 2007-2009.	12	Federal Home Loan Bank—Chicago; Federal Home Loan Mortgage Corporation.
John C. Heaton, 56	2010	Deputy Dean for Faculty, University of Chicago Booth School of Business; Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2000.	12	None.
Steven N. Kaplan, 56	1999	Neubauer Family Distinguished Service Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business; faculty member of the University of Chicago Booth School of Business since 1988.	12	Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).
Charles R. Phillips, 59	2015	Retired. Director, University of North Carolina School of Law Foundation since 2010. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	12	None.

22

Wanger International Select 2015 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name and Age at December 31, 2015	Year First Appointed or Elected to a Board in the Columbia Funds Complex		Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen (1)	Other Directorships Held by the Trustee During the Past Five Years in Addition to Columbia Acorn Trust and Wanger Advisors Trust
David J. Rudis, 62, Vice Chair	2010		Retired. Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	12	None.
Interested Trustees:
P. Zachary Egan, 47 (2)	2015		President, CWAM and President, Wanger Advisors Trust and Columbia Acorn Trust since April 2014; Global Chief Investment Officer, CWAM since October 2015; International Chief Investment Officer, CWAM, April 2014-September 2015; Director of International Research, CWAM, December 2004-March 2014; Vice President of Columbia Acorn Trust, 2003-2014, and Wanger Advisors Trust, 2007-2014; portfolio manager and analyst, CWAM or its predecessors, since 1999.	12	None.
Ralph Wanger, 81 (3)	1970	(4)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003-September 2005.	12	None.

* * * * *

Name at Age at December 31, 2015	Position Held with Columbia Acorn Trust and Wanger Advisors Trust	Year First Appointed or Elected to Office	Principal Occupation(s) During the Past Five Years
Officers:
Alan G. Berkshire, 55	Vice President	2015

Chief Operating Officer, CWAM since April 2015. Formerly, Independent Director, ValueQuest India Moat Fund Limited (Mauritius), April 2014-March 2015; President—North America, Religare Global Asset Management, Inc., June 2011-November 2013; Partner, Estancia Capital Management LLC, September 2009-June 2011.

Michael G. Clarke, 46	Assistant Treasurer	2004

Vice President—Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; Senior officer of Columbia funds and affiliated funds since 2002.

William J. Doyle, 51	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2006; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.
P. Zachary Egan, 47 (2)	President	2007

President, CWAM and President, Wanger Advisors Trust and Columbia Acorn Trust since April 2014; Global Chief Investment Officer, CWAM since October 2015; International Chief Investment Officer, CWAM, April 2014-September 2015; Director of International Research, CWAM, December 2004-March 2014; Vice President of Columbia Acorn Trust, 2003-2014, and Wanger Advisors Trust, 2007-2014; portfolio manager and analyst, CWAM or its predecessors, since 1999.

David L. Frank, 52	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.
Paul B. Goucher, 47	Assistant Secretary	2015

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Fritz Kaegi, 44	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.

23

Wanger International Select 2015 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name at Age at December 31, 2015	Position Held with Columbia Acorn Trust and Wanger Advisors Trust	Year First Appointed or Elected to Office		Principal Occupation(s) During the Past Five Years
John Kunka, 45	Treasurer	2006

Treasurer and Principal Accounting and Financial Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Director of Accounting and Operations, CWAM since May 2006; formerly, Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors Trust 2006-2014.

Stephen Kusmierczak, 48	Vice President	2011		Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.
Joseph C. LaPalm, 46	Vice President	2006		Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 45	Assistant Secretary	2015

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel, May 2010-August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia funds and affiliated funds since 2005.

Satoshi Matsunaga, 44	Vice President	2015		Portfolio manager and/or analyst, CWAM or its predecessors since 2005; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2015.
Thomas P. McGuire, 43	Chief Compliance Officer	2015

Chief Compliance Officer of the Columbia family of mutual funds for which Columbia Management Investment Advisers, LLC serves as investment adviser since 2012; Vice President—Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Charles P. McQuaid, 62	Vice President	1992	(4)

Portfolio manager and/or analyst, CWAM or its predecessors since 1978; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since April 2014; President and Chief Investment Officer, CWAM or its predecessors, October 2003-March 2014, and President, Columbia Acorn Trust and Wanger Advisors Trust, October 2003-March 2014.

Louis J. Mendes III, 51	Vice President	2003

International Director of Research, CWAM, since 2015; portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.

Christopher J. Olson, 51	Vice President	2001		Portfolio manager and/or analyst, CWAM or its predecessors since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2001.
Julian Quero, 48	Assistant Treasurer	2015		Vice President—Tax, Columbia Management Investment Advisers, LLC since 2009.
Matthew S. Szafranski, 38	Vice President	2015		Portfolio manager and/or analyst, CWAM or its predecessors since 2008; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2015.
Andreas Waldburg-Wolfegg, 50	Vice President	2011		Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.
Linda Roth-Wiszowaty, 46	Secretary	2006		Business support analyst, CWAM since April 2007; Secretary, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2006-2014.

(1)  The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.

(2)  Mr. Egan is an "interested person" of Wanger Advisors Trust, Columbia Acorn Trust, and CWAM, as defined in the 1940 Act, because he is an officer of each Trust and an employee of CWAM.

(3)  As permitted under the Trust's Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Wanger Advisors Trust and Columbia Acorn Trust.

(4)  Dates prior to 1992 relate to The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.

24

Wanger International Select 2015 Annual Report

Columbia Wanger Funds

Trustees

Laura M. Born, Chair of the Board
David J. Rudis, Vice Chair of the Board
Maureen M. Culhane
P. Zachary Egan
Margaret M. Eisen
Thomas M. Goldstein
John C. Heaton
Charles R. Phillips
Steven N. Kaplan
Ralph Wanger (Trustee Emeritus)

Officers

P. Zachary Egan
President

Alan G. Berkshire
Vice President

Michael G. Clarke
Assistant Treasurer

William J. Doyle
Vice President

David L. Frank
Vice President

Paul B. Goucher
Assistant Secretary

Fritz Kaegi
Vice President

John M. Kunka
Treasurer and Principal
Financial and
Accounting Officer

Stephen Kusmierczak
Vice President

Joseph C. LaPalm
Vice President

Ryan C. Larrenaga
Assistant Secretary

Satoshi Matsunaga
Vice President

Thomas P. McGuire
Chief Compliance Officer

Charles P. McQuaid
Vice President

Louis J. Mendes
Vice President

Christopher J. Olson
Vice President

Julian Quero
Assistant Treasurer

Matthew S. Szafranski
Vice President

Andreas Waldburg-Wolfegg
Vice President

Linda K. Roth-Wiszowaty
Secretary

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on our website, columbiathreadneedle.com/us, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiathreadneedle.com/us approximately 30 to 40 days after each month-end.

COLUMBIA WANGER FUNDS

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.  C-1451 G (2/16) 1422024

ANNUAL REPORT

December 31, 2015

COLUMBIA WANGER FUNDS

Managed by Columbia Wanger Asset Management, LLC

WANGER SELECT

Wanger Select

2015 Annual Report

2	Understanding Your Expenses
3	Behavioral Economics
6	Performance Review
8	Statement of Investments
12	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Federal Income Tax Information (Unaudited)
21	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with over 40 years of small- and mid-cap investment experience. As of December 31, 2015, CWAM managed $20 billion in assets. CWAM is the investment manager to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

An important note: Columbia Wanger Funds are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or certain eligible retirement plans. Columbia Wanger Funds are not offered directly to the public and are not available in all contracts, policies or plans. Contact your financial advisor or insurance representative for more information. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by CWAM.

Investors should carefully consider investment objectives, risks and expenses of the Fund before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing.

The views expressed in "Behavioral Economics" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

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Wanger Select 2015 Annual Report

Understanding Your Expenses

As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other expenses for Wanger Select (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger Select	1,000.00	1,000.00	946.10	1,021.17	3.92	4.08	0.80

* Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced. See Note 4 to the Financial Statements.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

2

Wanger Select 2015 Annual Report

Behavioral Economics

People Occasionally Behave Irrationally

Economists have traditionally assumed that people rationally optimize in their own self-interest. A free-market economy dominated by "homo economicus" prospers as producers of goods and services trade with each other, as if driven by an invisible hand. In the past few decades, however, behavioral economics has emerged, refuting the rational optimization assumption. Nobel Prize winning Princeton professor Daniel Kahneman's book Thinking, Fast and Slow explains the habits and biases that cause people to make predictable errors.

Illustrating that people tend to make quick, intuitive decisions rather than well thought out ones, Kahneman asked Ivy League students the following question: A bat and a ball cost $1.10. The bat costs $1.00 more than the ball. How much does the ball cost? Over half of students answered $0.10, though the correct answer is $0.05.

Kahneman also points out that people generally have a confirmation bias.1 Good scientific method calls for people to test a hypothesis by attempting to refute it, but instead people seek data that confirms their beliefs. We would rather keep our beliefs than seriously analyze and challenge them.

Individuals also exhibit an anchoring effect. Kahneman and his associate Amos Tversky devised several experiments that first provided a high or low number (from a rigged "wheel of fortune" or in a text) and then asked for best-guess estimates for unrelated data. Subjects who were provided high numbers gave high estimates and vice versa. People tend to "anchor" on an initial number provided and then move toward an unbiased estimate. When the Exploratorium Museum in San Francisco polled visitors about contributing to a particular cause without providing a suggested contribution amount, visitors on average said they would donate $64. When $5 was suggested as a donation, the average response was $20, and when $400 was suggested, the average jumped to $143.2 It seems as though many charities understand the anchoring effect.

Kahneman identified an availability bias. People base their knowledge, opinions and actions on small samples of information readily available to them. Estimates of causes of death are warped by media coverage. For example, strokes cause almost twice as many deaths as all accidents combined, but 80% of respondents said accidental deaths were more likely.3

Kahneman and Tversky did many behavioral studies, and their largest contribution to behavioral economics is their work on decision making in risky situations. Subjects were asked to make the following two choices concurrently:

Choose between:

A.  a sure gain of $240

B.  25% chance to win $1,000 and a 75% chance to gain nothing

Choose between:

C.  a sure loss of $750

D.  75% chance to lose $1,000 and a 25% chance to lose nothing

People are risk averse with respect to gains; 84% of subjects chose A, accepting a lower expected value than B.4 However, people are risk seeking with respect to losses. People hate to lose and will take a chance of a greater loss in exchange for a chance not to lose; 87% chose D.5

Despite the instructions, subjects appeared to make these choices sequentially rather than concurrently. They framed the exercise as two separate choices. Choosing A and D provides a net result of a 75% chance to lose $760 and a 25% chance of gaining $240. People solving the problems concurrently and rationally would have chosen C and B, which provides a net result of a 75% chance to lose $750 and a 25% chance to gain $250. Choosing C and B together results in the same odds, yet $10 more under either scenario.

Given our biases, how a choice is framed heavily influences our decisions. Would you accept a gamble that offers a 10% chance to win $95 and a 90% chance to lose $5? Would you pay $5 to participate in a lottery that offers a 10% chance to win $100 and a 90% chance to win nothing?

Many more people accept the second opportunity than the first, even though the choices are identical. The first clearly frames the $5 as a loss, while the second suggests the $5 is a sunk cost. 6

Kahneman and Tversky also did a study to determine values people assign to probabilities, what they called decision weights. People provided zero value to a zero probability and a value of 100 to a sure thing, but the values in between were interesting:7

Probability	1%	10%	50%	90%	99%
Decision Weight	5.5	18.6	42.1	71.2	91.2

What the data shows is that people are often willing to overpay for small probabilities, a tendency known as the possibility effect. That is why lotteries exist. Yet people underpay relatively more for large but not certain probabilities. To eliminate those last bits of uncertainty, people are willing to pay a lot, a tendency known as the certainty effect.

Richard Thaler, a University of Chicago professor of behavioral science and economics, worked with Kahneman and Tversky on several studies. Jointly, they defined the endowment effect, which states that once someone owns something, he tends to place an irrationally high value on it. Thaler and Kahneman experimented by giving some subjects coffee mugs decorated with university insignia. Participants were asked to provide the prices at which they would sell. Other subjects were not given mugs and were asked what prices they would bid for the mugs. The average selling price was about double the average buying price!8

Thaler agrees with Kahneman's findings that people are risk seeking with respect to losses, both prospectively and retrospectively. People who are losing money at a racetrack tend to bet on longshots for the last race of the day, hoping to recoup losses, effectively driving the expected return of the last race even more against them!9 Financial institutions need to watch losing traders very closely, as rogue traders repeatedly double down in hopes of recouping losses.

3

Wanger Select 2015 Annual Report

Thaler's work indicates that people create mental accounts, treating some money differently depending on its intended use. Cash accounts are for spending, other funds are for savings, and retirement accounts are sacrosanct.10 People may borrow at high interest rates on their charge cards while receiving low interest rates on savings, which appears irrational.

Thaler notes that Economics 101 classes typically teach that prices should rationally rise when there is an unanticipated increase in demand. I remember learning that it would be rational for merchants to raise the price of snow shovels after a blizzard and plywood before a hurricane. The products would be rationed by price to those most in need and capable of paying, and additional revenues would induce costly special increases in supply. Thaler's work, however, indicates that most people would consider such increases as unfair price gouging, and would later penalize those merchants.

Policy Implications

Public policies are often impacted by people's emotional reaction under the availability bias. Former Administrator of the White House Office of Information and Regulatory Affairs, Cass Sunstein, has analyzed resulting regulations and notes that poor regulations waste time and money. Rational weighting of costs and benefits would result in better regulations and improved outcomes.11

Kahneman points out that as an extension of the possibility effect, people tend to be confounded by exceptionally small probabilities,12 and either ignore them or give them way too much attention. The precautionary principle, which prohibits any action that might cause harm, is the result. Sunstein believes that many innovations including airplanes, antibiotics, automobiles, chlorination, vaccinations and x-rays would have not passed strict interpretation of the precautionary principle.13

Thaler's work explains one of the reasons why policy makers prefer modest inflation. People consider outright wage cuts as unfair, even when unemployment is high and the employer is earning only a small profit. But a flat wage when there is inflation is not considered unfair, even though real wages drop.14 Therefore, the economy can more easily rationalize costs in a recession with some inflation rather than none.

Thaler devised a plan to induce people to contribute more to 401K plans called "Save More Tomorrow." Many people don't contribute to their 401K plan because that would mean an immediate take-home pay cut, frowned on by the endowment effect. Instead, the plan has people sign up now to contribute upon their next raise in pay. They then forgo some or the entire raise, but save for retirement without taking a pay cut. Employees of the first company that adopted the plan nearly quadrupled their savings rate after four annual raises.15

Thaler and Sunstein's book Nudge cites numerous ways that individuals can be "nudged" to make better decisions. For example, default options are considered standard and most people don't extend the effort to make a different choice. Germans need to opt in for organ donations, and only 12% do. Austrians need to opt out of organ donations, and 99% allow their organs to be donated.16

Investment Implications

Kahneman notes that experienced traders in financial markets tend to more rationally deal with risk aversion than individual investors. Most people weight losses twice as much as gains,17 and if each transaction is framed individually, irrational risk aversion results. By framing gains and losses over longer periods rather than individually, traders can accept individual rational risks. To mitigate this bias, Kahneman suggests that individual investors view the market prices of their investments less frequently.18

Thaler agrees, as he conducted an experiment simulating endowment management. Some subjects were shown results eight times per simulated calendar year, while others were shown results once per simulated year. Those seeing results more frequently chose to invest 41% in stocks and those seeing results just once a year had 70% in stocks.19 Myopic risk aversion helps explain why stocks provided a 7% premium compound rate of return over risk-free securities for the last two centuries,20 a huge premium that cannot be otherwise explained by economic theory.21

Individuals tend to be terrible stock traders. One study indicated that stocks sold by individuals outperformed stocks they bought by 3.2% per year, before transactions costs. Individual investors tend to sell winners even though recent winners on average outperform recent losers in the short term. Individuals tend to keep losers, as they are averse to taking losses and have anchored on purchase prices as target sale prices for losers.22 Losers on average underperform in the short term.23

Mental accounts result in the house money effect for gamblers and investors. People are more prone to lose their risk aversion on gains when they are ahead. This can result in gamblers not knowing when to quit, and investors creating bubbles.24

Humans, including many professional money managers, seem to be hard wired to invest poorly, to "buy high and sell low." Behavioral economics helps explain why. One solution to offset this tendency is to own Columbia Thermostat Fund, which takes emotions out of investing and automatically invests more in stocks when the market drops and automatically sells stocks when the market rises.25

Charles P. McQuaid
Portfolio Manager, Analyst and Advisor
Columbia Wanger Asset Management, LLC

4

Wanger Select 2015 Annual Report

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Wanger Advisors Trust Board of Trustees, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

The author would like to thank Colin Moore, Global Chief Investment Officer of Columbia Threadneedle Investments, for suggesting Beyond Greed and Fear, which summarizes behavioral economics for investors. He would also like to thank recently retired Wanger Advisors Trust Chief Compliance Officer Robert Scales for suggesting Thinking, Fast and Slow.

1  Daniel Kahneman, Thinking, Fast and Slow (New York, Farrar, Straus and Giroux, 2011), p. 81.

2  Ibid., p. 125.

3  Ibid., p. 138.

4  Expected value is the sum of probabilities times dollars.

5  Kahneman, op. cit., p. 437.

6  Ibid., p. 364.

7  Ibid., p. 315.

8  Ibid., p. 295.

9  Richard H. Thaler, Misbehaving: The Making of Behavioral Economics (New York, W. W. Norton & Company, Inc., 2015), p. 80.

10  Ibid., p. 76.

11  Kahneman, op. cit., p. 141.

12  Somehow this one is not labelled as a particular bias or effect.

13  Kahneman, op. cit., p. 351.

14  Thaler, op. cit., p. 132.

15  Ibid., p. 318.

16  Richard H. Thaler and Cass R. Sunstein, Nudge: Improving Decisions About Health, Wealth, and Happiness (New Haven, Connecticut, Yale University Press, 2008), p. 178-179.

17  Kahneman, op. cit., p. 349.

18  Ibid., p. 339.

19  Thaler, op. cit., p. 197.

20  Hersh Shefrin, Beyond Greed and Fear: Understanding Behavioral Finance and the Psychology of Investing (New York, Oxford University Press, 2002), p. 37.

21  Thaler, op. cit., p. 192.

22  In Beyond Greed and Fear, Shefrin labels this as "Get-evenitis."

23  Kahneman, op. cit., p. 213-214.

24  Thaler, op. cit., p. 83.

25  If interested, please see Columbia Thermostat Fund's prospectus, which can be found at columbiathreadneedle.com/us.

5

Wanger Select 2015 Annual Report

Performance Review Wanger Select

David L. Frank Co-Portfolio Manager*	Matthew S. Szafranski Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to risks, including political, economic, market, social and other risks, within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.

For the year ended December 31, 2015, Wanger Select gained 0.26% versus a 2.18% drop in the Fund's primary benchmark, the S&P MidCap 400 Index. An increase in takeout activity drove Fund relative outperformance in the health care and materials sectors for the year, and was a strong contributor to the Fund's outperformance overall. Seven of the Fund's holdings were acquired during the year, equal to roughly 18% of the number of portfolio holdings at year end. In the fourth quarter, industrial gas distributor Airgas was added to the list of acquisitions after announcing that it was being acquired by Air Liquide. We sold the position on the news, capturing a 21% gain for the annual period.

Other winners included ski resort operator and developer Vail Resorts, which gained 44% for the year. Vail's stock has benefited from strong pass sales leading into the 2015-2016 ski season. The company's strategy of bundling its resorts into one unlimited season-long lift ticket (called EPIC pass) has set Vail apart from its competitors. Extra Space Storage, a self-storage facility operator, was also a top contributor for the year, gaining 55%. The company enjoyed same-store operating income growth driven by limited new storage space development across the industry, record occupancies and increasing rents.

Top contributors in the health care sector for the annual period included orphan drug developers Synageva BioPharma and Ultragenyx Pharmaceutical, up 120% and 132%, respectively. Synageva gained on its acquisition announcement at mid-year, and Ultragenyx reported favorable news for several of its pipeline drugs over the course of the year. We sold Synageva following its takeout announcement, but continued to hold Ultragenyx at year end. Following the strong run in Fund health care names, we believed valuations were getting high, so we reduced the Fund's weighting in biotechnology and drug delivery names in the second half of the year.

Detractors for the year included watch designer and retailer Fossil. Off 54% for the year, the company missed its earnings and lowered guidance, citing declines in overseas sales and a shift in interest toward wearable technology. Specialty food retailer The Fresh Market came back in the fourth quarter of the year, but was the top detractor from performance for the annual period, falling 46%. The company was negatively impacted by increased competition and lower produce prices, but rebounded following reports that The Fresh Market's founder and chairman was considering a bid to take the company private. Cepheid, a provider of medical diagnostic supplies, was also a detractor for the year, falling 32% on disappointing quarterly results and reduced 2015 financial guidance. We took advantage of the downturn and added to the Fund's position in the stock during the fourth quarter. Union Agriculture Group, a farmland operator in Uruguay, was down 44% for the year, hurt by the slowdown in commodities and weakness in emerging markets, among other factors.

Across the portfolio, we have lowered Fund weightings in manufacturers of industrial goods and have further trimmed emerging market resource plays. Strategically, we reduced the number of holdings in the Fund to concentrate on our highest-conviction ideas. At year end, the Fund had 39 holdings. These moves are intended to bring the Fund back to its focus at inception: high quality, unique companies with good returns on capital and long-term secular growth drivers. We were pleased with the Fund's performance amid turbulent markets in 2015 and are working hard to continue that success in 2016.

It is with great sadness that we report the November 2015 death of the Fund's former lead portfolio manager, Robert Chalupnik. Rob's approach to investing included exhaustive research and detailed analysis that were driven by his strong work ethic and deep intellectual curiosity. He always acted with integrity, generosity and humility. Rob was an esteemed colleague, a highly successful investor and a cherished friend, and he is greatly missed by all of us at CWAM.

*Effective December 2, 2015, David L. Frank became a co-portfolio manager for the Fund, joining Mr. Szafranski. Mr. Frank also serves as co-portfolio manager of one of the Columbia Acorn Funds.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

6

Wanger Select 2015 Annual Report

Growth of a $10,000 Investment in Wanger Select
February 1, 1999 (inception date) through December 31, 2015

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedle.com/us.

This graph compares the results of $10,000 invested in Wanger Select on February 1, 1999 (the date the Fund began operations) through December 31, 2015, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 12/31/15

1. LKQ Alternative Auto Parts Distribution	5.1%
2. Vail Resorts Ski Resort Operator & Developer	4.6
3. Ametek Aerospace/Industrial Instruments	4.0
4. Nordson Dispensing Systems for Adhesives & Coatings	3.9
5. Crown Castle International Communications Towers	3.6
6. EdR Student Housing	3.5
7. Expeditors International of Washington International Freight Forwarder	3.4
8. Align Technology Invisalign System to Correct Malocclusion (Crooked Teeth)	3.4
9. Bankrate Internet Advertising for the Insurance, Credit Card & Banking Markets	3.1
10. CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	3.1

Top holdings exclude short-term holdings and cash, if applicable.

Top 5 Industries

As a percentage of net assets, as of 12/31/15

Industrial Goods & Services	26.3%
Information	21.1
Consumer Goods & Services	19.8
Finance	10.9
Health Care	7.6

Results as of December 31, 2015

	4th quarter*	1 year	5 years	10 years
Wanger Select	3.39%	0.26%	6.30%	6.65%
S&P MidCap 400 Index**	2.60	-2.18	10.68	8.18
S&P 500 Index	7.04	1.38	12.57	7.31

* Not annualized.

** The Fund's primary benchmark.

NAV as of 12/31/15: $24.18

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.

The Fund's annual operating expense ratio of 0.73% is stated in the Fund's prospectus dated May 1, 2015, as supplemented May 1, 2015. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions.

The S&P MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies. The S&P 500 Index tracks the performance of 500 widely-held large capitalization U.S. stocks. Although the Fund typically invests in companies with market caps under $20 billion at the time of investment, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

7

Wanger Select 2015 Annual Report

Wanger Select

Statement of Investments, December 31, 2015

Number of Shares		Value
	Equities – 95.0%
	Industrial Goods & Services – 26.3%
	Machinery – 12.5%
102,030	Ametek Aerospace/Industrial Instruments	$5,467,788
82,915	Nordson Dispensing Systems for Adhesives & Coatings	5,318,997
108,940	Generac (a) (b) Standby Power Generators	3,243,144
104,450	Donaldson Industrial Air Filtration	2,993,537
		17,023,466
	Other Industrial Services – 11.0%
232,170	LKQ (a) Alternative Auto Parts Distribution	6,879,197
102,510	Expeditors International of Washington International Freight Forwarder	4,623,201
72,740	Robert Half International Temporary & Permanent Staffing in Finance, Accounting & other Professions	3,428,964
		14,931,362
	Industrial Materials & Specialty Chemicals – 2.0%
103,876	Axalta Coating Systems (a) Global Manufacturer of High Performance Coatings	2,768,295
	Outsourcing Services – 0.8%
51,190	Quanta Services (a) Electrical Transmission & Pipeline Contracting Services	1,036,597
	Total Industrial Goods & Services	35,759,720
	Information – 21.1%
	Business Software – 4.6%
38,390	Ansys (a) Simulation Software for Engineers & Designers	3,551,075
13,660	Ultimate Software (a) Human Capital Management Systems	2,670,667
		6,221,742
	Mobile Communications – 3.6%
56,865	Crown Castle International Communications Towers	4,915,979
	Business Information & Marketing Services – 3.1%
316,900	Bankrate (a) Internet Advertising for the Insurance, Credit Card & Banking Markets	4,214,770
Number of Shares		Value
	Telecommunications Equipment – 2.9%
40,740	F5 Networks (a) Internet Traffic Management Equipment	$3,950,150
	Computer Hardware & Related Equipment – 2.7%
69,420	Amphenol Electronic Connectors	3,625,807
	Computer Services – 2.3%
100,427	WNS – ADR (a) Offshore Business Process Outsourcing Services	3,132,318
	Internet Related – 1.9%
447,150	Vonage (a) Business & Consumer Internet Telephony	2,566,641
	Total Information	28,627,407
	Consumer Goods & Services – 19.8%
	Travel – 4.6%
49,264	Vail Resorts Ski Resort Operator & Developer	6,305,299
	Retail – 4.4%
147,615	The Fresh Market (a) Specialty Food Retailer	3,457,143
69,300	Fossil (a) (b) Watch Designer & Retailer	2,533,608
		5,990,751
	Other Durable Goods – 3.3%
196,345	Gentex Manufacturer of Auto Parts	3,143,484
63,000	Select Comfort (a) Specialty Mattresses	1,348,830
		4,492,314
	Leisure Products – 3.0%
47,500	Polaris Industries Leisure Vehicles & Related Products	4,082,625
	Other Consumer Services – 2.6%
80,300	Blackhawk Network (a) Third-party Distributor of Prepaid Content, Mostly Gift Cards	3,550,063
	Restaurants – 1.9%
44,800	Papa John's International Franchisor of Pizza Restaurants	2,502,976
	Total Consumer Goods & Services	26,924,028

See accompanying notes to financial statements.
8

Wanger Select 2015 Annual Report

Wanger Select

Statement of Investments, December 31, 2015

Number of Shares		Value
	Finance – 10.9%
	Brokerage & Money Management – 4.0%
94,160	Eaton Vance Specialty Mutual Funds	$3,053,609
47,100	SEI Investments Mutual Fund Administration & Investment Management	2,468,040
		5,521,649
	Insurance – 3.1%
219,340	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	4,187,200
	Banks – 2.8%
200,320	Associated Banc-Corp Midwest Bank	3,756,000
	Credit Cards – 1.0%
15,000	WEX (a) Card Processor	1,326,000
	Total Finance	14,790,849
	Health Care – 7.6%
	Medical Supplies – 3.7%
68,690	Cepheid (a) Molecular Diagnostics	2,509,246
87,400	VWR (a) Distributor of Lab Supplies	2,474,294
		4,983,540
	Medical Equipment & Devices – 3.3%
69,142	Align Technology (a) Invisalign System to Correct Malocclusion (Crooked Teeth)	4,553,001
	Biotechnology & Drug Delivery – 0.6%
6,895	Ultragenyx Pharmaceutical (a) Biotech Focused on "Ultra-Orphan" Drugs	773,481
	Total Health Care	10,310,022
	Other Industries – 6.5%
	Real Estate – 5.8%
123,977	EdR Student Housing	4,696,249
35,770	Extra Space Storage Self Storage Facilities	3,155,272
		7,851,521
Number of Shares		Value
	Transportation – 0.7%
61,000	Heartland Express Regional Trucker	$1,038,220
	Total Other Industries	8,889,741
	Energy & Minerals – 2.8%
	Mining – 1.8%
22,910	Core Labs (Netherlands) (b) Oil & Gas Reservoir Consulting	2,491,233
	Agricultural Commodities – 1.0%
261,363	Union Agriculture Group (Uruguay) (a) (c) (d) Farmland Operator in Uruguay	1,327,724
	Total Energy & Minerals	3,818,957
Total Equities (Cost: $107,772,763) — 95.0%		129,120,724 (e)
Short-Term Investments – 5.0%
6,767,769	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	6,767,769
Total Short-Term Investments (Cost: $6,767,769) — 5.0%		6,767,769
Securities Lending Collateral – 4.5%
6,065,375	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.03%) (f)	6,065,375
Total Securities Lending Collateral (Cost: $6,065,375) – 4.5%		6,065,375
Total Investments (Cost: $120,605,907) (g) – 104.5%		141,953,868
Obligation to Return Collateral for Securities Loaned – (4.5)%		(6,065,375)
Cash and Other Assets Less Liabilities – —%		(47,667)
Net Assets – 100.0%		$135,840,826

ADR – American Depositary Receipts

See accompanying notes to financial statements.
9

Wanger Select 2015 Annual Report

Wanger Select

Statement of Investments, December 31, 2015

Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2015. The total market value of securities on loan at December 31, 2015 was $5,876,542.

(c)  Illiquid security.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At December 31, 2015, the market value of this security amounted to $1,327,724, which represented 0.98% of total net assets. Additional information on this security is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10 - 6/27/12	261,363	$2,999,999	$1,327,724

(e)  On December 31, 2015, the market value of foreign securities represented 2.81% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Netherlands	$2,491,233	1.83
Uruguay	1,327,724	0.98
Total Foreign Portfolio	$3,818,957	2.81

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At December 31, 2015, for federal income tax purposes, the cost of investments was $120,733,235 and net unrealized appreciation was $21,220,633 consisting of gross unrealized appreciation of $30,552,471 and gross unrealized depreciation of $9,331,838.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

•  Level 1 — quoted prices in active markets for identical securities

•  Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 — prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

See accompanying notes to financial statements.
10

Wanger Select 2015 Annual Report

Wanger Select

Statement of Investments, December 31, 2015

The following table summarizes the inputs used, as of December 31, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Industrial Goods & Services	$35,759,720	$—	$—	$35,759,720
Information	28,627,407	—	—	28,627,407
Consumer Goods & Services	26,924,028	—	—	26,924,028
Finance	14,790,849	—	—	14,790,849
Health Care	10,310,022	—	—	10,310,022
Other Industries	8,889,741	—	—	8,889,741
Energy & Minerals	2,491,233	—	1,327,724	3,818,957
Total Equities	127,793,000	—	1,327,724	129,120,724
Total Short-Term Investments	6,767,769	—	—	6,767,769
Total Securities Lending Collateral	6,065,375	—	—	6,065,375
Total Investments	$140,626,144	$—	$1,327,724	$141,953,868

  There were no transfers of financial assets between levels during the period.

  The following table reconciles asset balances for the period ending December 31, 2015, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers out of Level 3	Balance as of December 31, 2015
Equities
Energy & Minerals	$2,386,244	$—	$(1,058,520)	$—	$—	$—	$—	$1,327,724

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at December 31, 2015, which were valued using significant unobservable inputs (Level 3), amounted to $1,058,520.

  Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at December 31, 2015	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Equities
Energy & Minerals	$1,327,724	Market comparable companies	Discount for lack of marketability	7	% to 40%

  Certain securities classified as Level 3 are valued by the Committee using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.
11

Wanger Select 2015 Annual Report

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments, at cost	$120,605,907
Investments, at value (including securities on loan of $5,876,542)	$141,953,868
Receivable for:
Investments sold	2,062,450
Fund shares sold	94,658
Securities lending income	1,051
Dividends	74,399
Prepaid expenses	2,413
Total Assets	144,188,839
Liabilities:
Collateral on securities loaned	6,065,375
Payable for:
Investments purchased	1,985,211
Fund shares redeemed	190,227
Investment advisory fee	2,255
Administration fee	188
Transfer agent fee	1
Trustees' fees	44,429
Custody fee	1,917
Reports to shareholders	20,066
Chief compliance officer expenses	1,405
Other liabilities	36,939
Total Liabilities	8,348,013
Net Assets	$135,840,826
Composition of Net Assets:
Paid-in capital	$75,297,329
Overdistributed net investment income	(43,785)
Accumulated net realized gain	39,239,076
Net unrealized appreciation (depreciation) on:
Investments	21,347,961
Foreign currency translations	245
Net Assets	$135,840,826
Fund Shares Outstanding	5,619,025
Net asset value, offering price and redemption price per share	$24.18

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends (net foreign taxes withheld of $5,273)	$1,259,044
Income from securities lending—net	15,307
Total Investment Income	1,274,351
Expenses:
Investment advisory fee	1,282,443
Transfer agent fees	230
Administration fee	80,153
Trustees' fees	13,957
Custody fees	8,343
Reports to shareholders	93,498
Audit fees	33,308
Legal fees	28,019
Chief compliance officer expenses	7,363
Commitment fee for line of credit (Note 5)	3,953
Other expenses	20,197
Total Expenses	1,571,464
Less advisory fee waiver	(206,308)
Net Expenses	1,365,156
Net Investment loss	(90,805)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	39,599,660
Foreign currency translations	(933)
Net realized gain	39,598,727
Net change in unrealized appreciation (depreciation) on:
Investments	(38,165,496)
Foreign currency translations	245
Net change in unrealized depreciation	(38,165,251)
Net realized and unrealized gain	1,433,476
Net Increase in Net Assets from Operations	$1,342,671

See accompanying notes to financial statements.
12

Wanger Select 2015 Annual Report

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2015	2014
Operations:
Net investment loss	$(90,805)	$(444,641)
Net realized gain (loss) on:
Investments	39,599,660	47,154,484
Foreign currency translations	(933)	(1,001)
Net change in unrealized appreciation (depreciation) on:
Investments	(38,165,496)	(41,047,938)
Foreign currency translations	245	—
Net Increase in Net Assets from Operations	1,342,671	5,660,904
Distributions to Shareholders From:
Net investment income	(17,514)	—
Net realized gains	(46,251,052)	(27,182,215)
Total Distributions to Shareholders	(46,268,566)	(27,182,215)
Share Transactions:
Subscriptions	2,861,649	3,027,845
Distributions reinvested	46,268,566	27,182,215
Redemptions	(60,010,018)	(74,952,830)
Net Decrease from Share Transactions	(10,879,803)	(44,742,770)
Total Decrease in Net Assets	(55,805,698)	(66,264,081)
Net Assets:
Beginning of period	191,646,524	257,910,605
End of period	$135,840,826	$191,646,524
Overdistributed net investment income	$(43,785)	$(39,494)

See accompanying notes to financial statements.
13

Wanger Select 2015 Annual Report

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2015		2014		2013	2012		2011
Net Asset Value, Beginning of Period	$32.99		$36.41		$27.54	$23.35		$28.99
Income from Investment Operations:
Net investment income (loss)	(0.02)		(0.07)		(0.05)	0.16		(0.06)
Net realized and unrealized gain (loss)	0.69		1.07		9.46	4.15		(4.99)
Total from Investment Operations	0.67		1.00		9.41	4.31		(5.05)
Less Distributions to Shareholders:
Net investment income	(0.00	)(a)	—		(0.09)	(0.12)		(0.59)
Net realized gains	(9.48)		(4.42)		(0.45)	—		—
Total Distributions to Shareholders	(9.48)		(4.42)		(0.54)	(0.12)		(0.59)
Net Asset Value, End of Period	$24.18		$32.99		$36.41	$27.54		$23.35
Total Return	0.26	%(b)	3.17%		34.58%	18.46%		(17.68)%
Ratios to Average Net Assets/Supplemental Data:
Total gross expenses (c)	0.98%		0.93	%(d)	0.93%	0.92%		0.93%
Total net expenses (c)	0.85%		0.93	%(d)	0.93%	0.91	%(e)	0.93	%(e)
Net investment income (loss)	(0.06)%		(0.20)%		(0.15)%	0.60%		(0.24)%
Portfolio turnover rate	59%		18%		24%	20%		23%
Net assets, end of period (000s)	$135,841		$191,647		$257,911	$235,155		$242,543

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.
14

Wanger Select 2015 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger Select (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.

2.  Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services—Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange traded funds (ETFs) are valued at their closing net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund may receive distributions from holdings in equity securities, ETFs, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent, and borrower rebates. The Fund's investment manager, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2015, is included in the Statement of Operations.

15

Wanger Select 2015 Annual Report

Notes to Financial Statements, continued

Offsetting of assets and liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting agreements and under a securities lending agreement as well as the related collateral received by the Fund as of December 31, 2015:

Goldman Sachs
Liabilities
Collateral on securities loaned	$6,065,375
Total liabilities	6,065,375
Total financial and derivative net assets	(6,065,375)
Financial instruments	5,876,542
Net amount (a)	$(188,833)

(a) Represents the net amount due from/(to) counterparties in the event of default.

Securities lending transactions

The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of December 31, 2015:

	Overnight and Continuous	Up to 30 Days	30 – 90 Days	Greater than 90 Days	Total
Securities lending transactions
Equity securities	$5,876,542	$—	$—	$—	$5,876,542
Gross amount of recognized liabilities for securities lending (collateral received)					6,065,375
Amounts due to counterparty					$188,833

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2015, permanent book and tax basis differences resulting primarily from foreign currency transactions, passive foreign investment company (PFIC), re-characterization of distributions from investments, distribution reclassifications and net operating loss reclassification were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
$104,028	$(104,028)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

	December 31, 2015	December 31, 2014
Ordinary Income*	$17,514	$—
Long-Term Capital Gains	46,251,052	27,182,215

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
$5,790,559	$33,575,845	$21,220,633

* The differences between book-basis and tax-basis net unrealized appreciation (depreciation) are primarily due to deferral of losses from wash sales.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date

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Wanger Select 2015 Annual Report

Notes to Financial Statements, continued

based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions with Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.80%
$500 million and over	0.78%

For the year ended December 31, 2015, the effective investment advisory fee rate, net of fee waivers, was 0.67% of the Fund's average daily net assets.

Effective May 1, 2015, CWAM has contractually agreed to waive 0.20% of the advisory fee through April 30, 2016. When determining whether the Fund's total expenses exceed the voluntary expense cap provided below, the Fund's net advisory fee, reflecting application of the 0.20% waiver, will be used to calculate the Fund's total expenses. This arrangement may be modified or amended with approval from all parties to the arrangement.

Through April 30, 2016, CWAM has contractually agreed to bear a portion of the Fund's expenses so that its ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 1.35% of the Fund's average daily net assets. For the year ended December 31, 2015, the Fund was not reimbursed any expenses by CWAM.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the year ended December 31, 2015, the effective administration fee rate was 0.05% of the Fund's average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the office of the Chief Compliance Officer.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation.

Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

For the year ended December 31, 2015, the Fund engaged in purchase and sales transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $86,119 and $470,195, respectively. The sale transactions resulted in a net realized loss of $2,213,920.

5.  Borrowing Arrangements

During the period January 1, 2015 through April 29, 2015, the Trust participated in a credit facility with JPMorgan Chase Bank, N.A., along with Columbia Acorn Trust, another trust managed by CWAM, in the amount of $150 million. Effective April 30, 2015, the first facility was terminated the Trust entered into a revolving credit facility in the amount of $400 million with a syndicate of banks led by JPMorgan Chase Bank, N.A. to facilitate portfolio liquidity. Under each facility, interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating Funds based on their relative net assets. The commitment fee is disclosed as a part of "Other expenses" in the Statement of Operations. The Trust expects to renew this line of credit for one year durations each April at then current market rates and terms.

No amounts were borrowed for the benefit of the Fund under the line of credit during the year ended December 31, 2015.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Shares sold	107,262	89,274
Shares issued in reinvestment of dividend distributions	1,795,481	852,642
Less shares redeemed	(2,093,759)	(2,214,780)
Net decrease in shares outstanding	(191,016)	(1,272,864)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2015, were $90,793,077 and $149,419,629, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

8.  Shareholder Concentration

At December 31, 2015, two unaffiliated shareholder accounts owned an aggregate of 89.6% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

9.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

10.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation,

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Wanger Select 2015 Annual Report

Notes to Financial Statements, continued

class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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Wanger Select 2015 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger Select:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger Select (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 18, 2016

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Wanger Select 2015 Annual Report

Federal Income Tax Information (Unaudited)

The Fund hereby designates the following tax attributes in the fiscal year ended December 31, 2015.

Tax Designations
Dividends Received Deduction	17.03%
Capital Gain Dividend	$35,279,832

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

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Wanger Select 2015 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Each trustee may serve a term of unlimited duration. The Trust's Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the four series of Wanger Advisors Trust and for each of the eight series of Columbia Acorn Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name and Age at December 31, 2015	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen (1)	Other Directorships Held by the Trustee During the Past Five Years in Addition to Columbia Acorn Trust and Wanger Advisors Trust
Independent Trustees:
Laura M. Born, 50, Chair	2007	Adjunct Associate Professor of Finance, University of Chicago Booth School of Business since 2007; Director, Carlson Inc. (private global hospitalities and travel company) since 2015; Managing Director—Investment Banking, JP Morgan Chase & Co. (broker-dealer) 2002-2007.	12	None.
Maureen M. Culhane, 67	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant)—Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	12	None.
Margaret M. Eisen, 62	2002	Trustee, Smith College since 2012; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	12	Burnham Investors Trust (3 series).
Thomas M. Goldstein, 56	2014	Retired. Formerly, Chief Financial Officer, Allstate Protection Division, 2011-2014; Founding Partner, The GRG Group LLC, 2009-2011; Managing Director and Chief Financial Officer, Madison Dearborn Partners, 2007-2009.	12	Federal Home Loan Bank—Chicago; Federal Home Loan Mortgage Corporation.
John C. Heaton, 56	2010	Deputy Dean for Faculty, University of Chicago Booth School of Business; Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2000.	12	None.
Steven N. Kaplan, 56	1999	Neubauer Family Distinguished Service Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business; faculty member of the University of Chicago Booth School of Business since 1988.	12	Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).
Charles R. Phillips, 59	2015	Retired. Director, University of North Carolina School of Law Foundation since 2010. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	12	None.

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Wanger Select 2015 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name and Age at December 31, 2015	Year First Appointed or Elected to a Board in the Columbia Funds Complex		Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen (1)	Other Directorships Held by the Trustee During the Past Five Years in Addition to Columbia Acorn Trust and Wanger Advisors Trust
David J. Rudis, 62, Vice Chair	2010		Retired. Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	12	None.
Interested Trustees:
P. Zachary Egan, 47 (2)	2015		President, CWAM and President, Wanger Advisors Trust and Columbia Acorn Trust since April 2014; Global Chief Investment Officer, CWAM since October 2015; International Chief Investment Officer, CWAM, April 2014-September 2015; Director of International Research, CWAM, December 2004-March 2014; Vice President of Columbia Acorn Trust, 2003-2014, and Wanger Advisors Trust, 2007-2014; portfolio manager and analyst, CWAM or its predecessors, since 1999.	12	None.
Ralph Wanger, 81 (3)	1970	(4)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003-September 2005.	12	None.

* * * * *

Name at Age at December 31, 2015	Position Held with Columbia Acorn Trust and Wanger Advisors Trust	Year First Appointed or Elected to Office	Principal Occupation(s) During the Past Five Years
Officers:
Alan G. Berkshire, 55	Vice President	2015

Chief Operating Officer, CWAM since April 2015. Formerly, Independent Director, ValueQuest India Moat Fund Limited (Mauritius), April 2014-March 2015; President—North America, Religare Global Asset Management, Inc., June 2011-November 2013; Partner, Estancia Capital Management LLC, September 2009-June 2011.

Michael G. Clarke, 46	Assistant Treasurer	2004

Vice President—Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; Senior officer of Columbia funds and affiliated funds since 2002.

William J. Doyle, 51	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2006; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.
P. Zachary Egan, 47 (2)	President	2007

President, CWAM and President, Wanger Advisors Trust and Columbia Acorn Trust since April 2014; Global Chief Investment Officer, CWAM since October 2015; International Chief Investment Officer, CWAM, April 2014-September 2015; Director of International Research, CWAM, December 2004-March 2014; Vice President of Columbia Acorn Trust, 2003-2014, and Wanger Advisors Trust, 2007-2014; portfolio manager and analyst, CWAM or its predecessors, since 1999.

David L. Frank, 52	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.
Paul B. Goucher, 47	Assistant Secretary	2015

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Fritz Kaegi, 44	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.

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Wanger Select 2015 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name at Age at December 31, 2015	Position Held with Columbia Acorn Trust and Wanger Advisors Trust	Year First Appointed or Elected to Office		Principal Occupation(s) During the Past Five Years
John Kunka, 45	Treasurer	2006

Treasurer and Principal Accounting and Financial Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Director of Accounting and Operations, CWAM since May 2006; formerly, Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors Trust 2006-2014.

Stephen Kusmierczak, 48	Vice President	2011		Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.
Joseph C. LaPalm, 46	Vice President	2006		Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 45	Assistant Secretary	2015

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel, May 2010-August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia funds and affiliated funds since 2005.

Satoshi Matsunaga, 44	Vice President	2015		Portfolio manager and/or analyst, CWAM or its predecessors since 2005; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2015.
Thomas P. McGuire, 43	Chief Compliance Officer	2015

Chief Compliance Officer of the Columbia family of mutual funds for which Columbia Management Investment Advisers, LLC serves as investment adviser since 2012; Vice President—Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Charles P. McQuaid, 62	Vice President	1992	(4)

Portfolio manager and/or analyst, CWAM or its predecessors since 1978; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since April 2014; President and Chief Investment Officer, CWAM or its predecessors, October 2003-March 2014, and President, Columbia Acorn Trust and Wanger Advisors Trust, October 2003-March 2014.

Louis J. Mendes III, 51	Vice President	2003

International Director of Research, CWAM, since 2015; portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.

Christopher J. Olson, 51	Vice President	2001		Portfolio manager and/or analyst, CWAM or its predecessors since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2001.
Julian Quero, 48	Assistant Treasurer	2015		Vice President—Tax, Columbia Management Investment Advisers, LLC since 2009.
Matthew S. Szafranski, 38	Vice President	2015		Portfolio manager and/or analyst, CWAM or its predecessors since 2008; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2015.
Andreas Waldburg-Wolfegg, 50	Vice President	2011		Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.
Linda Roth-Wiszowaty, 46	Secretary	2006		Business support analyst, CWAM since April 2007; Secretary, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2006-2014.

(1)  The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.

(2)  Mr. Egan is an "interested person" of Wanger Advisors Trust, Columbia Acorn Trust, and CWAM, as defined in the 1940 Act, because he is an officer of each Trust and an employee of CWAM.

(3)  As permitted under the Trust's Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Wanger Advisors Trust and Columbia Acorn Trust.

(4)  Dates prior to 1992 relate to The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.

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Wanger Select 2015 Annual Report

Columbia Wanger Funds

Trustees

Laura M. Born, Chair of the Board
David J. Rudis, Vice Chair of the Board
Maureen M. Culhane
P. Zachary Egan
Margaret M. Eisen
Thomas M. Goldstein
John C. Heaton
Charles R. Phillips
Steven N. Kaplan
Ralph Wanger (Trustee Emeritus)

Officers

P. Zachary Egan
President

Alan G. Berkshire
Vice President

Michael G. Clarke
Assistant Treasurer

William J. Doyle
Vice President

David L. Frank
Vice President

Paul B. Goucher
Assistant Secretary

Fritz Kaegi
Vice President

John M. Kunka
Treasurer and Principal Financial and Accounting Officer

Stephen Kusmierczak
Vice President

Joseph C. LaPalm
Vice President

Ryan C. Larrenaga
Assistant Secretary

Satoshi Matsunaga
Vice President

Thomas P. McGuire
Chief Compliance Officer

Charles P. McQuaid
Vice President

Louis J. Mendes
Vice President

Christopher J. Olson
Vice President

Julian Quero
Assistant Treasurer

Matthew S. Szafranski
Vice President

Andreas Waldburg-Wolfegg
Vice President

Linda K. Roth-Wiszowaty
Secretary

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on our website, columbiathreadneedle.com/us, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiathreadneedle.com/us approximately 30 to 40 days after each month-end.

COLUMBIA WANGER FUNDS

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.  C-1461 G (2/16) 1422101

ANNUAL REPORT

December 31, 2015

COLUMBIA WANGER FUNDS

Managed by Columbia Wanger Asset Management, LLC

WANGER USA

Wanger USA

2015 Annual Report

2	Understanding Your Expenses
3	Behavioral Economics
6	Performance Review
8	Statement of Investments
14	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
20	Report of Independent Registered Public Accounting Firm
21	Federal Income Tax Information (Unaudited)
22	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with over 40 years of small- and mid-cap investment experience. As of December 31, 2015, CWAM managed $20 billion in assets. CWAM is the investment manager to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

An important note: Columbia Wanger Funds are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or certain eligible retirement plans. Columbia Wanger Funds are not offered directly to the public and are not available in all contracts, policies or plans. Contact your financial advisor or insurance representative for more information. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by CWAM.

Investors should carefully consider investment objectives, risks and expenses of the Fund before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing.

The views expressed in "Behavioral Economics" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

1

Wanger USA 2015 Annual Report

Understanding Your Expenses

As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other expenses for Wanger USA (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger USA	1,000.00	1,000.00	921.40	1,019.96	5.04	5.30	1.04

* Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

2

Wanger USA 2015 Annual Report

Behavioral Economics

People Occasionally Behave Irrationally

Economists have traditionally assumed that people rationally optimize in their own self-interest. A free-market economy dominated by "homo economicus" prospers as producers of goods and services trade with each other, as if driven by an invisible hand. In the past few decades, however, behavioral economics has emerged, refuting the rational optimization assumption. Nobel Prize winning Princeton professor Daniel Kahneman's book Thinking, Fast and Slow explains the habits and biases that cause people to make predictable errors.

Illustrating that people tend to make quick, intuitive decisions rather than well thought out ones, Kahneman asked Ivy League students the following question: A bat and a ball cost $1.10. The bat costs $1.00 more than the ball. How much does the ball cost? Over half of students answered $0.10, though the correct answer is $0.05.

Kahneman also points out that people generally have a confirmation bias.1 Good scientific method calls for people to test a hypothesis by attempting to refute it, but instead people seek data that confirms their beliefs. We would rather keep our beliefs than seriously analyze and challenge them.

Individuals also exhibit an anchoring effect. Kahneman and his associate Amos Tversky devised several experiments that first provided a high or low number (from a rigged "wheel of fortune" or in a text) and then asked for best-guess estimates for unrelated data. Subjects who were provided high numbers gave high estimates and vice versa. People tend to "anchor" on an initial number provided and then move toward an unbiased estimate. When the Exploratorium Museum in San Francisco polled visitors about contributing to a particular cause without providing a suggested contribution amount, visitors on average said they would donate $64. When $5 was suggested as a donation, the average response was $20, and when $400 was suggested, the average jumped to $143.2 It seems as though many charities understand the anchoring effect.

Kahneman identified an availability bias. People base their knowledge, opinions and actions on small samples of information readily available to them. Estimates of causes of death are warped by media coverage. For example, strokes cause almost twice as many deaths as all accidents combined, but 80% of respondents said accidental deaths were more likely.3

Kahneman and Tversky did many behavioral studies, and their largest contribution to behavioral economics is their work on decision making in risky situations. Subjects were asked to make the following two choices concurrently:

Choose between:

A.  a sure gain of $240

B.  25% chance to win $1,000 and a 75% chance to gain nothing

Choose between:

C.  a sure loss of $750

D.  75% chance to lose $1,000 and a 25% chance to lose nothing

People are risk averse with respect to gains; 84% of subjects chose A, accepting a lower expected value than B.4 However, people are risk seeking with respect to losses. People hate to lose and will take a chance of a greater loss in exchange for a chance not to lose; 87% chose D.5

Despite the instructions, subjects appeared to make these choices sequentially rather than concurrently. They framed the exercise as two separate choices. Choosing A and D provides a net result of a 75% chance to lose $760 and a 25% chance of gaining $240. People solving the problems concurrently and rationally would have chosen C and B, which provides a net result of a 75% chance to lose $750 and a 25% chance to gain $250. Choosing C and B together results in the same odds, yet $10 more under either scenario.

Given our biases, how a choice is framed heavily influences our decisions. Would you accept a gamble that offers a 10% chance to win $95 and a 90% chance to lose $5? Would you pay $5 to participate in a lottery that offers a 10% chance to win $100 and a 90% chance to win nothing?

Many more people accept the second opportunity than the first, even though the choices are identical. The first clearly frames the $5 as a loss, while the second suggests the $5 is a sunk cost. 6

Kahneman and Tversky also did a study to determine values people assign to probabilities, what they called decision weights. People provided zero value to a zero probability and a value of 100 to a sure thing, but the values in between were interesting:7

Probability	1%	10%	50%	90%	99%
Decision Weight	5.5	18.6	42.1	71.2	91.2

What the data shows is that people are often willing to overpay for small probabilities, a tendency known as the possibility effect. That is why lotteries exist. Yet people underpay relatively more for large but not certain probabilities. To eliminate those last bits of uncertainty, people are willing to pay a lot, a tendency known as the certainty effect.

Richard Thaler, a University of Chicago professor of behavioral science and economics, worked with Kahneman and Tversky on several studies. Jointly, they defined the endowment effect, which states that once someone owns something, he tends to place an irrationally high value on it. Thaler and Kahneman experimented by giving some subjects coffee mugs decorated with university insignia. Participants were asked to provide the prices at which they would sell. Other subjects were not given mugs and were asked what prices they would bid for the mugs. The average selling price was about double the average buying price!8

Thaler agrees with Kahneman's findings that people are risk seeking with respect to losses, both prospectively and retrospectively. People who are losing money at a racetrack tend to bet on longshots for the last race of the day, hoping to recoup losses, effectively driving the expected return of the last race even more against them!9 Financial institutions need to watch losing traders very closely, as rogue traders repeatedly double down in hopes of recouping losses.

3

Wanger USA 2015 Annual Report

Thaler's work indicates that people create mental accounts, treating some money differently depending on its intended use. Cash accounts are for spending, other funds are for savings, and retirement accounts are sacrosanct.10 People may borrow at high interest rates on their charge cards while receiving low interest rates on savings, which appears irrational.

Thaler notes that Economics 101 classes typically teach that prices should rationally rise when there is an unanticipated increase in demand. I remember learning that it would be rational for merchants to raise the price of snow shovels after a blizzard and plywood before a hurricane. The products would be rationed by price to those most in need and capable of paying, and additional revenues would induce costly special increases in supply. Thaler's work, however, indicates that most people would consider such increases as unfair price gouging, and would later penalize those merchants.

Policy Implications

Public policies are often impacted by people's emotional reaction under the availability bias. Former Administrator of the White House Office of Information and Regulatory Affairs, Cass Sunstein, has analyzed resulting regulations and notes that poor regulations waste time and money. Rational weighting of costs and benefits would result in better regulations and improved outcomes.11

Kahneman points out that as an extension of the possibility effect, people tend to be confounded by exceptionally small probabilities,12 and either ignore them or give them way too much attention. The precautionary principle, which prohibits any action that might cause harm, is the result. Sunstein believes that many innovations including airplanes, antibiotics, automobiles, chlorination, vaccinations and x-rays would have not passed strict interpretation of the precautionary principle.13

Thaler's work explains one of the reasons why policy makers prefer modest inflation. People consider outright wage cuts as unfair, even when unemployment is high and the employer is earning only a small profit. But a flat wage when there is inflation is not considered unfair, even though real wages drop.14 Therefore, the economy can more easily rationalize costs in a recession with some inflation rather than none.

Thaler devised a plan to induce people to contribute more to 401K plans called "Save More Tomorrow." Many people don't contribute to their 401K plan because that would mean an immediate take-home pay cut, frowned on by the endowment effect. Instead, the plan has people sign up now to contribute upon their next raise in pay. They then forgo some or the entire raise, but save for retirement without taking a pay cut. Employees of the first company that adopted the plan nearly quadrupled their savings rate after four annual raises.15

Thaler and Sunstein's book Nudge cites numerous ways that individuals can be "nudged" to make better decisions. For example, default options are considered standard and most people don't extend the effort to make a different choice. Germans need to opt in for organ donations, and only 12% do. Austrians need to opt out of organ donations, and 99% allow their organs to be donated.16

Investment Implications

Kahneman notes that experienced traders in financial markets tend to more rationally deal with risk aversion than individual investors. Most people weight losses twice as much as gains,17 and if each transaction is framed individually, irrational risk aversion results. By framing gains and losses over longer periods rather than individually, traders can accept individual rational risks. To mitigate this bias, Kahneman suggests that individual investors view the market prices of their investments less frequently.18

Thaler agrees, as he conducted an experiment simulating endowment management. Some subjects were shown results eight times per simulated calendar year, while others were shown results once per simulated year. Those seeing results more frequently chose to invest 41% in stocks and those seeing results just once a year had 70% in stocks.19 Myopic risk aversion helps explain why stocks provided a 7% premium compound rate of return over risk-free securities for the last two centuries,20 a huge premium that cannot be otherwise explained by economic theory.21

Individuals tend to be terrible stock traders. One study indicated that stocks sold by individuals outperformed stocks they bought by 3.2% per year, before transactions costs. Individual investors tend to sell winners even though recent winners on average outperform recent losers in the short term. Individuals tend to keep losers, as they are averse to taking losses and have anchored on purchase prices as target sale prices for losers.22 Losers on average underperform in the short term.23

Mental accounts result in the house money effect for gamblers and investors. People are more prone to lose their risk aversion on gains when they are ahead. This can result in gamblers not knowing when to quit, and investors creating bubbles.24

Humans, including many professional money managers, seem to be hard wired to invest poorly, to "buy high and sell low." Behavioral economics helps explain why. One solution to offset this tendency is to own Columbia Thermostat Fund, which takes emotions out of investing and automatically invests more in stocks when the market drops and automatically sells stocks when the market rises.25

Charles P. McQuaid
Portfolio Manager, Analyst and Advisor
Columbia Wanger Asset Management, LLC

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Wanger USA 2015 Annual Report

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Wanger Advisors Trust Board of Trustees, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

The author would like to thank Colin Moore, Global Chief Investment Officer of Columbia Threadneedle Investments, for suggesting Beyond Greed and Fear, which summarizes behavioral economics for investors. He would also like to thank recently retired Wanger Advisors Trust Chief Compliance Officer Robert Scales for suggesting Thinking, Fast and Slow.

1  Daniel Kahneman, Thinking, Fast and Slow (New York, Farrar, Straus and Giroux, 2011), p. 81.

2  Ibid., p. 125.

3  Ibid., p. 138.

4  Expected value is the sum of probabilities times dollars.

5  Kahneman, op. cit., p. 437.

6  Ibid., p. 364.

7  Ibid., p. 315.

8  Ibid., p. 295.

9  Richard H. Thaler, Misbehaving: The Making of Behavioral Economics (New York, W. W. Norton & Company, Inc., 2015), p. 80.

10  Ibid., p. 76.

11  Kahneman, op. cit., p. 141.

12  Somehow this one is not labelled as a particular bias or effect.

13  Kahneman, op. cit., p. 351.

14  Thaler, op. cit., p. 132.

15  Ibid., p. 318.

16  Richard H. Thaler and Cass R. Sunstein, Nudge: Improving Decisions About Health, Wealth, and Happiness (New Haven, Connecticut, Yale University Press, 2008), p. 178-179.

17  Kahneman, op. cit., p. 349.

18  Ibid., p. 339.

19  Thaler, op. cit., p. 197.

20  Hersh Shefrin, Beyond Greed and Fear: Understanding Behavioral Finance and the Psychology of Investing (New York, Oxford University Press, 2002), p. 37.

21  Thaler, op. cit., p. 192.

22  In Beyond Greed and Fear, Shefrin labels this as "Get-evenitis."

23  Kahneman, op. cit., p. 213-214.

24  Thaler, op. cit., p. 83.

25  If interested, please see Columbia Thermostat Fund's prospectus, which can be found at columbiathreadneedle.com/us.

5

Wanger USA 2015 Annual Report

Performance Review Wanger USA

Matthew A. Litfin Lead Portfolio Manager*	William J. Doyle Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.

Wanger USA ended the year 380 basis points† ahead of the Russell 2000 Index, its primary benchmark. While the benchmark declined 4.41%, the Fund was down 0.61%. Strong stock selection in the health care, information technology and financial sectors contributed to the Fund's relative outperformance.

Increased acquisition activity also boosted Fund performance in 2015. Within the health care sector, biotech Synageva BioPharma's mid-year acquisition announcement drove a 120% gain in its stock. In the fourth quarter, HomeAway, a vacation rental online marketplace, announced that it was being acquired by Expedia, making it the twelfth Fund holding acquired during the year. We sold HomeAway on the news, capturing an 18% gain for the annual period.

We reduced the Fund's exposure to the industrial sector in the last few months of the year, although we maintained an overweight position relative to the benchmark. The strong U.S. dollar has created a headwind for global industrials, and falling oil prices have hurt companies tied to the energy market. We reduced our weighting in underperforming names like Donaldson, a manufacturer of industrial air filtration equipment, and Nordson, a provider of dispensing systems for adhesives and coatings, which are exposed to these macroeconomic factors. We focused the majority of the Fund's industrial weighting in more U.S.-oriented companies that we believe are well positioned in the current economic environment. HEICO, a manufacturer of aircraft replacement parts, was the Fund's largest position at year end. Up 4% for the year, HEICO's replacement part business is less economically sensitive and its management has been a creator of value over a multi-year period. Benefiting from a continued recovery in demand for recreational vehicles, Drew Industries, a provider of RV and manufactured home components, was a top contributor within the industrial sector, up 23% for the year.

Other winners for the annual period included orphan drug developers Ultragenyx Pharmaceutical and Sarepta Therapeutics, which gained over 150% each in Wanger USA for the year. As a real estate investment trust, the strong performance of Extra Space Storage contributed to the

Fund's relative outperformance in the financial sector for the year. Up 54%, Extra Space's same-store operating income growth was driven by limited new storage space development across the industry, record occupancies and increasing rents.

Car rental companies Avis Budget Group and Hertz each declined roughly 45% in 2015 and ranked among the Fund's largest detractors, falling as overcapacity negatively impacted pricing. Cepheid, a provider of molecular diagnostic supplies, dropped 32% on softer-than-expected quarterly results and reduced 2015 financial guidance.

Profitable growth has been harder to find throughout the world, even in the United States. We will continue to focus on what we believe to be high-quality, small-cap growth stocks that have the potential to grow even in an uncertain environment. We believe high-quality companies, with industry-leading positions and strong balance sheets that are underpriced relative to their true value, will likely fare relatively well in 2016.

*Effective January 1, 2016, Matthew A. Litfin was named lead portfolio manager of Wanger USA. Mr. Doyle continues in his role as co-portfolio manager of the Fund. Mr. Litfin joined CWAM in December 2015 and also serves as the firm's Domestic Director of Research. He brings more than 20 years of investment experience to the Fund. Mr. Litfin did not serve as a portfolio manager of the Fund during 2015.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

† A basis point is 1/100 of a percent.

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Wanger USA 2015 Annual Report

Growth of a $10,000 Investment in Wanger USA
May 3, 1995 (inception date) through December 31, 2015

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedle.com/us.

This graph compares the results of $10,000 invested in Wanger USA on May 3, 1995 (the date the Fund began operations) through December 31, 2015, to the Russell 2000 Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 12/31/15

1. HEICO FAA-approved Aircraft Replacement Parts	3.4%
2. Extra Space Storage Self Storage Facilities	3.0
3. Ametek Aerospace/Industrial Instruments	3.0
4. Nordson Dispensing Systems for Adhesives & Coatings	2.8
5. Drew Industries RV & Manufactured Home Components	2.3
6. Ansys Simulation Software for Engineers & Designers	2.2
7. ExlService Holdings Business Process Outsourcing	2.0
8. Cepheid Molecular Diagnostics	1.9
9. Donaldson Industrial Air Filtration	1.8
10. SPS Commerce Supply Chain Management Software Delivered via the Web	1.8

Top holdings exclude short-term holdings and cash, if applicable.

Top 5 Industries

As a percentage of net assets, as of 12/31/15

Information	26.6%
Industrial Goods & Services	20.8
Consumer Goods & Services	16.1
Health Care	12.8
Finance	10.7

Results as of December 31, 2015

	4th quarter*	1 year	5 years	10 years
Wanger USA	2.62%	-0.61%	10.04%	6.86%
Russell 2000 Index**	3.59	-4.41	9.19	6.80

* Not annualized.

** The Fund's primary benchmark.

NAV as of 12/31/15: $31.75

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.

The Fund's annual operating expense ratio of 0.96% is stated as of the Fund's prospectus dated May 1, 2015, and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

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Wanger USA  2015 Annual Report

Wanger USA

Statement of Investments, December 31, 2015

Number of Shares		Value
	Equities – 93.9%
	Information – 26.6%
	Business Software – 8.5%
166,946	Ansys (a) Simulation Software for Engineers & Designers	$15,442,505
178,330	SPS Commerce (a) Supply Chain Management Software Delivered via the Web	12,520,549
152,484	DemandWare (a) E-Commerce Website Platform for Retailers & Apparel Manufacturers	8,229,562
329,006	Textura (a) (b) Construction Vendor Management Software	7,099,949
184,062	Cvent (a) Software for Corporate Event Planners & Marketing Platform for Hotels	6,425,604
71,169	NetSuite (a) (b) Enterprise Software Delivered via the Web	6,022,321
491,228	Amber Road (a) (b) Global Trade Management Software Delivered via the Web	2,500,351
95,611	inContact (a) Call Center Systems Delivered via the Web & Telco Services	912,129
		59,152,970
	Computer Services – 4.2%
300,619	ExlService Holdings (a) Business Process Outsourcing	13,506,812
168,038	Virtusa (a) Offshore IT Outsourcing	6,946,691
198,749	WNS – ADR (a) Offshore Business Process Outsourcing Services	6,198,981
159,482	Hackett Group IT Integration & Best Practice Research	2,562,876
		29,215,360
	Instrumentation – 3.0%
136,106	IPG Photonics (a) Fiber Lasers	12,135,211
25,787	Mettler-Toledo International (a) Laboratory Equipment	8,745,145
		20,880,356
Number of Shares		Value
	Semiconductors & Related Equipment – 2.1%
100,336	Monolithic Power Systems High Performance Analog & Mixed Signal Integrated Circuits	$6,392,406
37,379	Littelfuse Little Fuses	3,999,927
48,996	MA-COM Technology Solutions Holdings (a) Radio Frequency, Microwave & Millimeterwave Semiconductors	2,003,446
114,600	Knowles (a) (b) Microphones & Speakers for Mobile Devices & other Electronics	1,527,618
848,754	Rubicon Technology (a) (b) Producer of Sapphire for the Lighting, Electronics & Automotive Industries	967,580
		14,890,977
	Financial Processors – 1.6%
172,325	CoreLogic (a) Data Processing Services for Real Estate, Insurance, & Mortgages	5,834,925
81,294	Global Payments Credit Card Processor	5,244,276
		11,079,201
	Business Information & Marketing Services – 1.5%
490,631	Bankrate (a) Internet Advertising for the Insurance, Credit Card & Banking Markets	6,525,392
259,558	Navigant Consulting (a) Financial Consulting Firm	4,168,502
		10,693,894
	Telephone & Data Services – 1.4%
505,623	Lumos Networks Telephone & Fiber Optic Data Services	5,662,978
450,759	Boingo Wireless (a) Wi-Fi & Cellular Communications Networks	2,984,024
69,835	GTT Communications (a) Provider of High Capacity Data Transit	1,191,385
		9,838,387

See accompanying notes to financial statements.
8

Wanger USA  2015 Annual Report

Wanger USA

Statement of Investments, December 31, 2015

Number of Shares		Value
	Mobile Communications – 1.1%
232,878	Gogo (a) (b) Provider of Wi-Fi on Airplanes	$4,145,228
1,303,148	Globalstar (a) Satellite Mobile Voice & Data Carrier	1,876,533
128,333	Global Eagle Entertainment (a) Provider of Entertainment & Wi-Fi on Airplanes	1,266,647
		7,288,408
	Telecommunications Equipment – 1.0%
256,543	Infinera (a) Optical Networking Equipment	4,648,559
104,398	CalAmp (a) Machine-to-machine Communications	2,080,652
		6,729,211
	Contract Manufacturing – 0.8%
254,633	Sanmina (a) Electronic Manufacturing Services	5,240,347
	Internet Related – 0.8%
599,618	Vonage (a) Business & Consumer Internet Telephony	3,441,808
181,148	RetailMeNot (a) Digital Coupon Marketplace	1,796,988
		5,238,796
	Computer Hardware & Related Equipment – 0.6%
79,202	Rogers (a) Printed Circuit Materials & High Performance Foams	4,084,447
	Total Information	184,332,354
	Industrial Goods & Services – 20.8%
	Machinery – 17.6%
476,003	HEICO FAA-approved Aircraft Replacement Parts	23,419,348
381,268	Ametek Aerospace/Industrial Instruments	20,432,152
301,077	Nordson Dispensing Systems for Adhesives & Coatings	19,314,089
440,547	Donaldson Industrial Air Filtration	12,626,077
161,139	Toro Turf Maintenance Equipment	11,774,427
Number of Shares		Value
217,153	Generac (a) (b) Standby Power Generators	$6,464,645
132,163	Dorman Products (a) Aftermarket Auto Parts Distributor	6,273,778
99,758	Moog (a) Motion Control Products for Aerospace, Defense & Industrial Markets	6,045,335
154,153	ESCO Technologies Industrial Filtration & Advanced Measurement Equipment	5,571,089
51,024	Middleby (a) Manufacturer of Cooking Equipment	5,503,959
120,889	Oshkosh Corporation Specialty Truck Manufacturer	4,719,506
		122,144,405
	Industrial Materials & Specialty Chemicals – 2.4%
265,757	Drew Industries RV & Manufactured Home Components	16,181,944
	Construction – 0.6%
374,160	PGT (a) Wind Resistant Windows & Doors	4,261,682
	Electrical Components – 0.2%
83,344	Thermon (a) Global Engineered Thermal Solutions	1,410,181
	Total Industrial Goods & Services	143,998,212
	Consumer Goods & Services – 16.1%
	Retail – 3.9%
291,179	The Fresh Market (a) Specialty Food Retailer	6,819,412
153,318	Blue Nile (a) Online Jewelry Retailer	5,692,698
152,962	Cato Women's Apparel Retailing, Focusing on Private Labels & Low Prices	5,632,061
38,807	Casey's General Stores Owner/Operator of Convenience Stores	4,674,303
59,016	Fossil (a) (b) Watch Designer & Retailer	2,157,625
34,551	Five Below (a) Low-price Specialty Retailer Targeting Pre-teens, Teens & Parents	1,109,087

See accompanying notes to financial statements.
9

Wanger USA  2015 Annual Report

Wanger USA

Statement of Investments, December 31, 2015

Number of Shares		Value
	Retail – 3.9% (cont)
125,272	Gaiam (a) Promoter of Healthy Living through Catalogs, E-Commerce & Gaiam TV	$781,697
		26,866,883
	Travel – 3.0%
58,408	Vail Resorts Ski Resort Operator & Developer	7,475,640
116,003	Liberty TripAdvisor Holdings Class A (a) Holdings Company for Trip Advisor	3,519,531
245,048	Hertz (a) U.S. Rental Car Operator	3,487,033
95,677	Avis Budget Group (a) Car Rental Company	3,472,118
51,755	Choice Hotels Franchisor of Budget Hotel Brands	2,608,970
		20,563,292
	Other Durable Goods – 2.9%
114,199	Cavco Industries (a) Manufactured Homes	9,513,919
273,965	Select Comfort (a) Specialty Mattresses	5,865,591
289,963	Gentex Manufacturer of Auto Parts	4,642,307
		20,021,817
	Restaurants – 1.9%
136,071	Papa John's International Franchisor of Pizza Restaurants	7,602,287
171,930	Fiesta Restaurant Group (a) Owner/Operator of Two Restaurant Chains: Pollo Tropical & Taco Cabana	5,776,848
		13,379,135
	Other Consumer Services – 1.7%
216,998	Blackhawk Network (a) Third-party Distributor of Prepaid Content, Mostly Gift Cards	9,593,481
362,929	Quotient Technology (a) (b) Allows CPGs to Digitally Distribute Coupons, Advertising & Trade Promotion	2,475,176
		12,068,657
Number of Shares		Value
	Furniture & Textiles – 0.8%
278,046	Knoll Office Furniture	$5,227,265
	Nondurables – 0.8%
381,507	HRG Group (a) Holding Company	5,173,235
	Consumer Goods Distribution – 0.5%
33,904	Pool Swimming Pool Supplies & Equipment Distributor	2,738,765
49,408	The Chefs' Warehouse (a) Distributor of Specialty Foods to Fine Dining Restaurants	824,125
		3,562,890
	Leisure Products – 0.4%
187,645	Arctic Cat Manufacturer of ATVs & Snowmobiles	3,073,625
	Consumer Electronics – 0.2%
44,100	iRobot (a) (b) Home Robots (Vacuums, Pool Cleaners) & Battlefield Reconnaissance Robots	1,561,140
	Total Consumer Goods & Services	111,497,939
	Health Care – 12.8%
	Medical Supplies – 3.9%
354,562	Cepheid (a) Molecular Diagnostics	12,952,150
232,077	VWR (a) Distributor of Lab Supplies	6,570,100
53,062	Bio-Techne Maker of Consumables & Systems for the Life Science Market	4,775,580
234,539	Fluidigm (a) Life Sciences Equipment & Consumables	2,535,366
		26,833,196
	Biotechnology & Drug Delivery – 3.8%
85,708	Ultragenyx Pharmaceutical (a) Biotech Focused on "Ultra-Orphan" Drugs	9,614,723
106,846	Seattle Genetics (a) Antibody-based Therapies for Cancer	4,795,249

See accompanying notes to financial statements.
10

Wanger USA  2015 Annual Report

Wanger USA

Statement of Investments, December 31, 2015

Number of Shares		Value
	Biotechnology & Drug Delivery – 3.8% (cont)
280,766	Celldex Therapeutics (a) (b) Biotech Developing Drugs for Cancer	$4,402,411
97,486	Sarepta Therapeutics (a) (b) Biotech Focused on Rare Diseases	3,761,010
35,769	Agios Pharmaceuticals (a) (b) Biotech Focused on Cancer & Orphan Diseases	2,322,123
9,183	Intercept Pharmaceuticals (a) Biotech Developing Drugs for Several Diseases	1,371,481
		26,266,997
	Medical Equipment & Devices – 2.2%
299,074	Wright Medical Group (a) Foot & Ankle Replacement	7,231,609
45,935	Sirona Dental Systems (a) Manufacturer of Dental Equipment	5,033,098
56,586	Abaxis Instruments & Tests for Vet & Medical Markets	3,150,709
		15,415,416
	Health Care Services – 1.8%
158,918	Medidata Solutions (a) Cloud-based Software for Drug Studies	7,833,068
101,215	Envision Healthcare Holdings (a) Provider of Health Care Outsourcing Services	2,628,554
64,224	HealthSouth Inpatient Rehabilitation Facilities & Home Health Care	2,235,637
		12,697,259
	Pharmaceuticals – 1.1%
208,790	Akorn (a) Developer, Manufacturer & Distributor of Specialty Generic Drugs	7,789,955
	Total Health Care	89,002,823
	Finance – 10.7%
	Banks – 7.3%
384,431	MB Financial Chicago Bank	12,444,032
233,336	Lakeland Financial Indiana Bank	10,878,124
551,511	Associated Banc-Corp Midwest Bank	10,340,831
Number of Shares		Value
83,370	SVB Financial Group (a) Bank to Venture Capitalists	$9,912,693
133,203	First Busey Illinois Bank	2,747,978
76,931	Sandy Spring Bancorp Baltimore & Washington, D.C. Bank	2,074,060
112,858	Guaranty Bancorp Colorado Bank	1,866,671
		50,264,389
	Savings & Loans – 1.1%
298,928	LegacyTexas Texas Thrift	7,479,178
	Brokerage & Money Management – 0.8%
105,957	SEI Investments Mutual Fund Administration & Investment Management	5,552,147
	Insurance – 0.5%
97,919	Allied World Assurance Company Holdings Commercial Lines Insurance/Reinsurance	3,641,608
	Diversified Financial Companies – 0.4%
177,102	Leucadia National Holding Company	3,079,804
	Credit Cards – 0.4%
32,000	WEX (a) Card Processor	2,828,800
	Finance Companies – 0.2%
52,649	McGrath Rentcorp Mini-rental Conglomerate	1,326,228
	Total Finance	74,172,154
	Other Industries – 5.0%
	Real Estate – 3.9%
232,049	Extra Space Storage Self Storage Facilities	20,469,042
165,980	EdR Student Housing	6,287,323
		26,756,365

See accompanying notes to financial statements.
11

Wanger USA  2015 Annual Report

Wanger USA

Statement of Investments, December 31, 2015

Number of Shares		Value
	Transportation – 1.1%
231,684	Heartland Express (b) Regional Trucker	$3,943,262
100,296	Rush Enterprises, Class A (a)	2,195,479
71,600	Rush Enterprises, Class B (a) Truck Sales & Service	1,568,040
		7,706,781
	Total Other Industries	34,463,146
	Energy & Minerals – 1.9%
	Oil & Gas Producers – 1.2%
71,089	PDC Energy (a) Oil & Gas Producer in the United States	3,794,731
100,336	Carrizo Oil & Gas (a) Oil & Gas Producer	2,967,939
73,742	SM Energy (b) Oil & Gas Producer	1,449,767
		8,212,437
	Mining – 0.6%
36,263	Core Labs (Netherlands) (b) Oil & Gas Reservoir Consulting	3,943,239
	Oil Services – 0.1%
96,709	Hornbeck Offshore (a) (b) Supply Vessel Operator in Gulf of Mexico	961,288
	Total Energy & Minerals	13,116,964
Total Equities (Cost: $444,615,659) – 93.9%		650,583,592	(c)
Short-Term Investments – 5.6%
38,398,305	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.04%)	38,398,305
Total Short-Term Investments (Cost: $38,398,305) – 5.6%		38,398,305
Number of Shares		Value
Securities Lending Collateral – 5.0%
34,971,750	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.03%) (d)	$34,971,750
Total Securities Lending Collateral (Cost: $34,971,750) – 5.0%		34,971,750
Total Investments (Cost: $517,985,714) (e) – 104.5%		723,953,647
Obligation to Return Collateral for Securities Loaned – (5.0)%		(34,971,750)
Cash and Other Assets Less Liabilities – 0.5%		3,622,852
Net Assets – 100.0%		$692,604,749

ADR – American Depositary Receipts

Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2015. The total market value of securities on loan at December 31, 2015 was $33,794,208.

(c)  On December 31, 2015, the market value of foreign securities represented 0.57% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Netherlands	$3,943,239	0.57

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At December 31, 2015, for federal income tax purposes, the cost of investments was $521,049,364 and net unrealized appreciation was $202,904,283 consisting of gross unrealized appreciation of $238,436,278 and gross unrealized depreciation of $35,531,995.

See accompanying notes to financial statements.
12

Wanger USA  2015 Annual Report

Wanger USA

Statement of Investments, December 31, 2015

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of December 31, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$184,332,354	$—	$—	$184,332,354
Industrial Goods & Services	143,998,212	—	—	143,998,212
Consumer Goods & Services	111,497,939	—	—	111,497,939
Health Care	89,002,823	—	—	89,002,823
Finance	74,172,154	—	—	74,172,154
Other Industries	34,463,146	—	—	34,463,146
Energy & Minerals	13,116,964	—	—	13,116,964
Total Equities	650,583,592	—	—	650,583,592
Total Short-Term Investments	38,398,305	—	—	38,398,305
Total Securities Lending Collateral	34,971,750	—	—	34,971,750
Total Investments	$723,953,647	$—	$—	$723,953,647

  There were no transfers of financial assets between levels during the period.

See accompanying notes to financial statements.
13

Wanger USA 2015 Annual Report

Statement of Assets and Liabilities
December 31, 2015

Assets:
Investments, at cost	$517,985,714
Investments, at value (including securities on loan of $33,794,208)	$723,953,647
Receivable for:
Investments sold	4,148,605
Fund shares sold	134,601
Securities lending income	16,199
Dividends	354,848
Trustees' deferred compensation plan	148,972
Prepaid expenses	12,292
Total Assets	728,769,164
Liabilities:
Collateral on securities loaned	34,971,750
Payable for:
Fund shares redeemed	881,506
Investment advisory fee	16,606
Administration fee	960
Transfer agent fee	2
Trustees' fees	3,214
Custody fee	3,252
Reports to shareholders	62,721
Chief compliance officer expenses	7,001
Trustees' deferred compensation plan	148,972
Other liabilities	68,431
Total Liabilities	36,164,415
Net Assets	$692,604,749
Composition of Net Assets:
Paid-in capital	$312,462,476
Overdistributed net investment income	(140,539)
Accumulated net realized gain	174,314,879
Net unrealized appreciation (depreciation) on:
Investments	205,967,933
Net Assets	$692,604,749
Fund Shares Outstanding	21,814,937
Net asset value, offering price and redemption price per share	$31.75

Statement of Operations
For the Year Ended December 31, 2015

Investment Income:
Dividends (net foreign taxes withheld of $10,129)	$4,910,686
Income from securities lending—net	262,768
Total Investment Income	5,173,454
Expenses:
Investment advisory fee	6,645,234
Transfer agent fees	588
Administration fee	385,133
Trustees' fees	52,252
Custody fees	17,776
Reports to shareholders	416,528
Audit fees	45,708
Legal fees	133,797
Chief compliance officer expenses	35,650
Commitment fee for line of credit (Note 5)	19,048
Other expenses	40,732
Total Expenses	7,792,446
Net Investment Loss	(2,618,992)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	176,459,137
Net realized gain	176,459,137
Net change in unrealized appreciation (depreciation) on:
Investments	(175,148,605)
Net change in unrealized depreciation	(175,148,605)
Net realized and unrealized gain	1,310,532
Net Decrease in Net Assets from Operations	$(1,308,460)

See accompanying notes to financial statements.
14

Wanger USA 2015 Annual Report

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2015	2014
Operations:
Net investment loss	$(2,618,992)	$(1,263,876)
Net realized gain (loss) on:
Investments	176,459,137	126,938,117
Net change in unrealized appreciation (depreciation) on:
Investments	(175,148,605)	(89,118,632)
Net Increase (Decrease) in Net Assets from Operations	(1,308,460)	36,555,609
Distributions to Shareholders From:
Net realized gains	(125,247,249)	(104,323,181)
Total Distributions to Shareholders	(125,247,249)	(104,323,181)
Share Transactions:
Subscriptions	13,842,692	7,982,236
Distributions reinvested	125,247,249	104,323,181
Redemptions	(120,862,266)	(155,747,913)
Net Increase (Decrease) from Share Transactions	18,227,675	(43,442,496)
Total Decrease in Net Assets	(108,328,034)	(111,210,068)
Net Assets:
Beginning of period	800,932,783	912,142,851
End of period	$692,604,749	$800,932,783
Overdistributed net investment income	$(140,539)	$(136,344)

See accompanying notes to financial statements.
15

Wanger USA 2015 Annual Report

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2015	2014	2013	2012		2011
Net Asset Value, Beginning of Period	$37.71	$41.13	$33.84	$29.80		$33.86
Income from Investment Operations:
Net investment income (loss)	(0.12)	(0.06)	(0.05)	0.15		(0.13)
Net realized and unrealized gain (loss)	0.45	1.70	10.79	5.63		(0.82)
Total from Investment Operations	0.33	1.64	10.74	5.78		(0.95)
Less Distributions to Shareholders:
Net investment income	—	—	(0.06)	(0.11)		—
Net realized gains	(6.29)	(5.06)	(3.39)	(1.63)		(3.11)
Total Distributions to Shareholders	(6.29)	(5.06)	(3.45)	(1.74)		(3.11)
Net Asset Value, End of Period	$31.75	$37.71	$41.13	$33.84		$29.80
Total Return	(0.61)%	4.78%	33.75%	20.02	%(a)	(3.49	)%(a)
Ratios to Average Net Assets/Supplemental Data:
Total gross expenses (b)	1.01%	0.96%	0.96%	0.96%		0.94%
Total net expenses (b)	1.01%	0.96%	0.96%	0.96	%(c)	0.93	%(c)
Net investment income (loss)	(0.34)%	(0.15)%	(0.12)%	0.45%		(0.40)%
Portfolio turnover rate	45%	14%	15%	12%		10%
Net assets, end of period (000s)	$692,605	$800,933	$912,143	$782,222		$757,562

Notes to Financial Highlights

(a)  Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.
16

Wanger USA 2015 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger USA (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.

2.  Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services—Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange traded funds (ETFs) are valued at their closing net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund may receive distributions from holdings in equity securities, ETFs, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent, and borrower rebates. The Fund's investment manager, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2015, is included in the Statement of Operations.

Offsetting of assets and liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting agreements and under a securities lending agreement as well as the related collateral received by the Fund as of December 31, 2015:

Goldman Sachs
Liabilities
Collateral on securities loaned	$34,971,750
Total liabilities	34,971,750
Total financial and derivative net assets	(34,971,750)
Financial instruments	33,794,208
Net amount (a)	$(1,177,542)

(a) Represents the net amount due from/(to) counterparties in the event of default.

17

Wanger USA 2015 Annual Report

Notes to Financial Statements, continued

Securities lending transactions

The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of December 31, 2015:

	Overnight and Continuous	Up to 30 Days	30 – 90 Days	Greater than 90 Days	Total
Securities lending transactions
Equity securities	$33,794,208	$—	$—	$—	$33,794,208
Gross amount of recognized liabilities for securities lending (collateral received)					34,971,750
Amounts due to counterparty					$1,177,542

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2015, permanent book and tax basis differences resulting primarily from net operating loss reclassification and re-characterization of distributions from investments were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
$2,614,797	$(422,309)	$(2,192,488)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

	December 31, 2015	December 31, 2014
Ordinary Income*	$210,772	$1,514,705
Long-Term Capital Gains	125,036,477	102,808,476

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
$177,378,529	$202,904,283

* The differences between book-basis and tax-basis net unrealized appreciation (depreciation) are primarily due to deferral of losses from wash sales.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4. Transactions with Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	0.94%
$100 million to $250 million	0.89%
$250 million to $2 billion	0.84%
$2 billion and over	0.80%

18

Wanger USA 2015 Annual Report

Notes to Financial Statements, continued

For the year ended December 31, 2015, the effective investment advisory fee rate was 0.86% of the Fund's average daily net assets.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the year ended December 31, 2015, the effective administration fee rate was 0.05% of the Fund's average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the office of the Chief Compliance Officer.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

For the year ended December 31, 2015, the Fund engaged in purchase transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $24,185,266.

5. Borrowing Arrangements

During the period January 1, 2015 through April 29, 2015, the Trust participated in a credit facility with JPMorgan Chase Bank, N.A., along with Columbia Acorn Trust, another trust managed by CWAM, in the amount of $150 million. Effective April 30, 2015, the first facility was terminated and the Trust entered into a revolving credit facility in the amount of $400 million with a syndicate of banks led by JPMorgan Chase Bank, N.A. to facilitate portfolio liquidity. Under each facility, interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating Funds based on their relative net assets. The commitment fee is disclosed as a part of "Other expenses" in the Statement of Operations. The Trust expects to renew this line of credit for one year durations each April at then current market rates and terms.

No amounts were borrowed for the benefit of the Fund under the line of credit during the year ended December 31, 2015.

6. Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Shares sold	393,619	208,916
Shares issued in reinvestment of dividend distributions	3,591,834	2,944,487
Less shares redeemed	(3,411,642)	(4,090,881)
Net increase (decrease) in shares outstanding	573,811	(937,478)

7. Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2015, were $322,607,261 and $448,419,365, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

8. Shareholder Concentration

At December 31, 2015, two unaffiliated shareholder accounts owned 32.8% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 60.4% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

19

Wanger USA 2015 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger USA:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger USA (a series of the Wanger Advisors Trust, hereinafter referred to as the "Fund") at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 18, 2016

20

Wanger USA 2015 Annual Report

Federal Income Tax Information (Unaudited)

The Fund hereby designates the following tax attributes in the fiscal year ended December 31, 2015.

Tax Designations
Dividends Received Deduction	100.00%
Capital Gain Dividend	$186,341,950

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

21

Wanger USA 2015 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Each trustee may serve a term of unlimited duration. The Trust's Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the four series of Wanger Advisors Trust and for each of the eight series of Columbia Acorn Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name and Age at December 31, 2015	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen (1)	Other Directorships Held by the Trustee During the Past Five Years in Addition to Columbia Acorn Trust and Wanger Advisors Trust
Independent Trustees:
Laura M. Born, 50, Chair	2007	Adjunct Associate Professor of Finance, University of Chicago Booth School of Business since 2007; Director, Carlson Inc. (private global hospitalities and travel company) since 2015; Managing Director—Investment Banking, JP Morgan Chase & Co. (broker-dealer) 2002-2007.	12	None.
Maureen M. Culhane, 67	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant)—Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	12	None.
Margaret M. Eisen, 62	2002	Trustee, Smith College since 2012; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	12	Burnham Investors Trust (3 series).
Thomas M. Goldstein, 56	2014	Retired. Formerly, Chief Financial Officer, Allstate Protection Division, 2011-2014; Founding Partner, The GRG Group LLC, 2009-2011; Managing Director and Chief Financial Officer, Madison Dearborn Partners, 2007-2009.	12	Federal Home Loan Bank—Chicago; Federal Home Loan Mortgage Corporation.
John C. Heaton, 56	2010	Deputy Dean for Faculty, University of Chicago Booth School of Business; Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2000.	12	None.
Steven N. Kaplan, 56	1999	Neubauer Family Distinguished Service Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business; faculty member of the University of Chicago Booth School of Business since 1988.	12	Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).
Charles R. Phillips, 59	2015	Retired. Director, University of North Carolina School of Law Foundation since 2010. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	12	None.

22

Wanger USA 2015 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name and Age at December 31, 2015	Year First Appointed or Elected to a Board in the Columbia Funds Complex		Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen (1)	Other Directorships Held by the Trustee During the Past Five Years in Addition to Columbia Acorn Trust and Wanger Advisors Trust
David J. Rudis, 62, Vice Chair	2010		Retired. Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	12	None.
Interested Trustees:
P. Zachary Egan, 47 (2)	2015		President, CWAM and President, Wanger Advisors Trust and Columbia Acorn Trust since April 2014; Global Chief Investment Officer, CWAM since October 2015; International Chief Investment Officer, CWAM, April 2014-September 2015; Director of International Research, CWAM, December 2004-March 2014; Vice President of Columbia Acorn Trust, 2003-2014, and Wanger Advisors Trust, 2007-2014; portfolio manager and analyst, CWAM or its predecessors, since 1999.	12	None.
Ralph Wanger, 81 (3)	1970	(4)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003-September 2005.	12	None.

* * * * *

Name at Age at December 31, 2015	Position Held with Columbia Acorn Trust and Wanger Advisors Trust	Year First Appointed or Elected to Office	Principal Occupation(s) During the Past Five Years
Officers:
Alan G. Berkshire, 55	Vice President	2015

Chief Operating Officer, CWAM since April 2015. Formerly, Independent Director, ValueQuest India Moat Fund Limited (Mauritius), April 2014-March 2015; President—North America, Religare Global Asset Management, Inc., June 2011-November 2013; Partner, Estancia Capital Management LLC, September 2009-June 2011.

Michael G. Clarke, 46	Assistant Treasurer	2004

Vice President—Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; Senior officer of Columbia funds and affiliated funds since 2002.

William J. Doyle, 51	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2006; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.
P. Zachary Egan, 47 (2)	President	2007

President, CWAM and President, Wanger Advisors Trust and Columbia Acorn Trust since April 2014; Global Chief Investment Officer, CWAM since October 2015; International Chief Investment Officer, CWAM, April 2014-September 2015; Director of International Research, CWAM, December 2004-March 2014; Vice President of Columbia Acorn Trust, 2003-2014, and Wanger Advisors Trust, 2007-2014; portfolio manager and analyst, CWAM or its predecessors, since 1999.

David L. Frank, 52	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.
Paul B. Goucher, 47	Assistant Secretary	2015

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Fritz Kaegi, 44	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.

23

Wanger USA 2015 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name at Age at December 31, 2015	Position Held with Columbia Acorn Trust and Wanger Advisors Trust	Year First Appointed or Elected to Office		Principal Occupation(s) During the Past Five Years
John Kunka, 45	Treasurer	2006

Treasurer and Principal Accounting and Financial Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Director of Accounting and Operations, CWAM since May 2006; formerly, Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors Trust 2006-2014.

Stephen Kusmierczak, 48	Vice President	2011		Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.
Joseph C. LaPalm, 46	Vice President	2006		Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 45	Assistant Secretary	2015

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel, May 2010-August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia funds and affiliated funds since 2005.

Satoshi Matsunaga, 44	Vice President	2015		Portfolio manager and/or analyst, CWAM or its predecessors since 2005; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2015.
Thomas P. McGuire, 43	Chief Compliance Officer	2015

Chief Compliance Officer of the Columbia family of mutual funds for which Columbia Management Investment Advisers, LLC serves as investment adviser since 2012; Vice President—Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Charles P. McQuaid, 62	Vice President	1992	(4)

Portfolio manager and/or analyst, CWAM or its predecessors since 1978; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since April 2014; President and Chief Investment Officer, CWAM or its predecessors, October 2003-March 2014, and President, Columbia Acorn Trust and Wanger Advisors Trust, October 2003-March 2014.

Louis J. Mendes III, 51	Vice President	2003

International Director of Research, CWAM, since 2015; portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.

Christopher J. Olson, 51	Vice President	2001		Portfolio manager and/or analyst, CWAM or its predecessors since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2001.
Julian Quero, 48	Assistant Treasurer	2015		Vice President—Tax, Columbia Management Investment Advisers, LLC since 2009.
Matthew S. Szafranski, 38	Vice President	2015		Portfolio manager and/or analyst, CWAM or its predecessors since 2008; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2015.
Andreas Waldburg-Wolfegg, 50	Vice President	2011		Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.
Linda Roth-Wiszowaty, 46	Secretary	2006		Business support analyst, CWAM since April 2007; Secretary, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2006-2014.

(1)  The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.

(2)  Mr. Egan is an "interested person" of Wanger Advisors Trust, Columbia Acorn Trust, and CWAM, as defined in the 1940 Act, because he is an officer of each Trust and an employee of CWAM.

(3)  As permitted under the Trust's Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Wanger Advisors Trust and Columbia Acorn Trust.

(4)  Dates prior to 1992 relate to The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.

24

Wanger USA 2015 Annual Report

Columbia Wanger Funds

Trustees

Laura M. Born, Chair of the Board
David J. Rudis, Vice Chair of the Board
Maureen M. Culhane
P. Zachary Egan
Margaret M. Eisen
Thomas M. Goldstein
John C. Heaton
Charles R. Phillips
Steven N. Kaplan
Ralph Wanger (Trustee Emeritus)

Officers

P. Zachary Egan
President

Alan G. Berkshire
Vice President

Michael G. Clarke
Assistant Treasurer

William J. Doyle
Vice President

David L. Frank
Vice President

Paul B. Goucher
Assistant Secretary

Fritz Kaegi
Vice President

John M. Kunka
Treasurer and Principal Financial and Accounting Officer

Stephen Kusmierczak
Vice President

Joseph C. LaPalm
Vice President

Ryan C. Larrenaga
Assistant Secretary

Satoshi Matsunaga
Vice President

Thomas P. McGuire
Chief Compliance Officer

Charles P. McQuaid
Vice President

Louis J. Mendes
Vice President

Christopher J. Olson
Vice President

Julian Quero
Assistant Treasurer

Matthew S. Szafranski
Vice President

Andreas Waldburg-Wolfegg
Vice President

Linda K. Roth-Wiszowaty
Secretary

Investment Manager

Columbia Wanger Asset Management,LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O.Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on our website, columbiathreadneedle.com/us, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiathreadneedle.com/us approximately 30 to 40 days after each month end.

COLUMBIA WANGER FUNDS

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.  C-1466 G (2/16) 1422120

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Thomas Goldstein, a member of the registrant’s Board of Trustees and Audit Committee, qualifies as an audit committee financial expert.  Mr. Goldstein is an independent trustee, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$99,800	$110,900

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$16,900	$22,700

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2015 and 2014, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing.

During the fiscal years ended December 31, 2015 and December 31, 2014, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$34,700	$26,800

Tax Fees incurred in both fiscal years 2015 and 2014 relate to the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2015 and December 31, 2014, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2014 are as follows:

2015	2014
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$225,000	$325,000

In both fiscal years 2015 and 2014, All Other Fees primarily consist of professional services rendered for internal control reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant’s Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”) and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”).  A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee’s regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2015 and December 31, 2014 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$276,600	$374,500

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Wanger Advisors Trust

By (Signature and Title)	/s/ P. Zachary Egan
P. Zachary Egan, President

Date	February 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Zachary Egan
P. Zachary Egan, President

Date	February 19, 2016

By (Signature and Title)	/s/ John M. Kunka
John M. Kunka, Treasurer

Date	February 19, 2016